As filed with the U.S. Securities and Exchange Commission

on May 12, 2015

1933 Act File No. 333-125838
1940 Act File No. 811-21777

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [√]
PRE-EFFECTIVE AMENDMENT NO. [ ]
POST-EFFECTIVE AMENDMENT NO. 62
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [√]
AMENDMENT NO. 64
(CHECK APPROPRIATE BOX OR BOXES)

JOHN HANCOCK FUNDS III
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(800) 225-5291

JOHN J. DANELLO, ESQ.

601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

MARK P. GOSHKO, ESQ.

K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[√] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to the Class NAV shares of John Hancock International Growth Fund. No information contained herein is intended to amend or supersede any prior filing relating to any other series or classes of the Registrant.

John Hancock International Growth Fund

► Class NAV:	—

Prospectus
5-12-15

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

2	International Growth Fund
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

6	Principal investment strategies
6	Principal risks of investing
9	Who's who
11	Financial highlights
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

12	Who can buy shares
12	Class cost structure
12	Opening an account
12	Transaction policies
14	Dividends and account policies
15	Additional investor services
For more information See back cover

Fund summary

John Hancock

International Growth Fund

Investment objective

To seek high total return primarily through capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay indirectly if shares of the fund are held by a fund of funds of which you are a shareholder or 529 plan in which you are a participant. They are based on expenses incurred during the fund's most recent fiscal year expressed as a percentage of the fund's average net assets during the year.

Shareholder fees (fees paid directly from your investment)	Class NAV
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class NAV
Management fee	0.90
Other expenses [1]	0.18
Total annual fund operating expenses	1.08
[1]	"Other expenses" have been estimated for the first year of operations of the fund's Class NAV shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming a redemption of all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class NAV
1 year	110
3 years	343
5 years	595
10 years	1,317

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 204% of the average value of its portfolio.

Principal investment strategies

The subadvisor seeks to achieve the fund's investment objective by investing in equity investments that the subadvisor believes will provide higher returns than the MSCI All Country World ex-US Growth Index.

Under normal market conditions, the fund invests at least 80% of its total assets in equity investments. The fund typically invests in a diversified portfolio of equity investments located in or deriving the majority of their revenue from a number of developed and emerging markets outside of the U.S. Although the fund is not market-cap constrained and may invest in companies of any market-capitalization, the fund typically invests in companies with a market capitalization over $3 billion.

The subadvisor's investment process begins with the broad universe of securities included in international equity indices, along with other ideas that come from a combination of company meetings, investment conferences, field trips, and industry analysis.

2	International Growth Fund—Fund summary

To focus its research, the subadvisor reduces the broad investable universe to a sub-universe by eliminating all companies with expected future free-cash-flow margins, returns on capital employed (ROCE) and revenue growth below a certain minimum threshold, along with stocks trading at an exaggerated valuation. For all companies remaining in the sub-universe, the subadvisor ranks securities on a relative basis across the following metrics:

■

Quality: Companies with high and improving free-cash-flow margins and the ability to generate attractive returns on capital employed;

■

Growth: Companies that generate high organic revenue growth above global GDP growth;

■

Valuation: Companies trading below fair value, based on a discounted free cash flow model utilizing proprietary revenue growth rates and normalized operating assumptions;

■

Capital Returns: Companies with high dividend payouts and share repurchase programs, based on deployment of free cash flow; and

■

Revisions: Companies with improving earnings expectations over the next 12-18 months that are not yet fully acknowledged and reflected in broker estimates.

The subadvisor monitors and ranks securities based on their relative attractiveness across this universe. For stocks that compare well in this screening process, further detailed analysis is conducted. Regular meetings and calls with company management are another input into the portfolio decision making process.

Purchase candidates are securities that are attractive on a majority of the metrics (Quality, Growth, Valuation, Capital Returns, and Revisions), and have a positive catalyst such as accelerating earnings or revenue growth. The subadvisor sells securities when growth or quality metrics deteriorate, valuation upside declines, allocation to dividends or share repurchase changes, or earning revisions worsen. Securities may also be sold if overall attractiveness relative to other stocks in the universe deteriorates.

Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk. A subadvisor's investment strategy may fail to produce the intended result.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of a fund's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging-market risk. The risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries.

Equity securities risk. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

Foreign securities risk. As compared to U.S. corporate and government issuers, there may be less publicly available information relating to foreign corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

International Growth Fund—Fund summary 3

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, derivative instruments could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Issuer risk. An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or mid-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Liquidity risk. Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. However, past performance (before and after taxes) does not indicate future results.

Prior to the close of business on July 15, 2014, the fund was managed by a different subadvisor pursuant to a different investment strategy, and thus, the performance presented prior to this date should not be attributed to the current subadvisor. As a result of the difference in investment strategy and subadvisor, the fund's performance shown below might have differed materially.

All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly, and quarterly and may be obtained at our website: jhinvestments.com/FundPerformance, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.

Average annual total returns. Performance of a broad-based market index is included for comparison. The MSCI EAFE Index shows how the fund's performance compares against the returns of similar investments.

After-tax returns. These reflect the highest individual federal marginal income-tax rates in effect as of the date provided and do not reflect any state or local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

MSCI ACWI ex-US Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 22 developed markets countries and 23 emerging markets countries.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure the performance of growth-oriented developed market stocks within Europe, Australasia, and the Far East.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market-capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

June 12, 2006, is the inception date of the oldest class of shares, Class A shares. Because Class NAV shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class NAV shares would have been substantially similar to returns of Class A shares because both classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

4	International Growth Fund—Fund summary

Calendar year total returns—Class NAV (%)

Year-to-date total return. The fund's total return for the three months ended March 31, 2015, was 6.35%.

Best quarter: Q3 '10, 17.66%

Worst quarter: Q3 '08, –19.36%

Average annual total returns (%)	1 year	5 year	Inception
As of 12-31-14			06-12-06
Class NAV before tax	1.27	8.82	5.39
After tax on distributions	–3.03	7.46	4.24
After tax on distributions, with sale	3.75	7.03	4.24
MSCI ACWI ex-US Growth Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	–2.29	5.54	4.38
MSCI EAFE Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	–4.48	5.81	3.47
MSCI EAFE Growth Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	–4.06	6.55	4.12

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Wellington Management Company LLP

Portfolio management

John A. Boselli, CFA Senior Vice President and Equity Portfolio Manager Joined fund in 2014

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class NAV shares of the fund. The fund's shares are redeemable on any business day on instruction to the fund.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

International Growth Fund—Fund summary 5

Fund details

Principal investment strategies

The fund's investment objective is to seek high total return primarily through capital appreciation. The Board of Trustees can change the fund's investment objective and strategies without shareholder approval. The fund will provide 60 days' written notice to shareholders prior to a change in its 80% investment strategy.

The subadvisor seeks to achieve the fund's investment objective by investing in equity investments that the subadvisor believes will provide higher returns than the MSCI All Country World ex-US Growth Index.

Under normal market conditions, the fund invests at least 80% of its total assets in equity investments. The fund typically invests in a diversified portfolio of equity investments located in or deriving the majority of their revenue from a number of developed and emerging markets outside of the U.S. Although the fund is not market-cap constrained and may invest in companies of any market-capitalization, the fund typically invests in companies with a market capitalization over $3 billion.

The subadvisor's investment process begins with the broad universe of securities included in international equity indices, along with other ideas that come from a combination of company meetings, investment conferences, field trips, and industry analysis.

To focus its research, the subadvisor reduces the broad investable universe to a sub-universe by eliminating all companies with expected future free-cash-flow margins, returns on capital employed (ROCE) and revenue growth below a certain minimum threshold, along with stocks trading at an exaggerated valuation. For all companies remaining in the sub-universe, the subadvisor ranks securities on a relative basis across the following metrics:

■

Quality: Companies with high and improving free-cash-flow margins and the ability to generate attractive returns on capital employed;

■

Growth: Companies that generate high organic revenue growth above global GDP growth;

■

Valuation: Companies trading below fair value, based on a discounted free cash flow model utilizing proprietary revenue growth rates and normalized operating assumptions;

■

Capital Returns: Companies with high dividend payouts and share repurchase programs, based on deployment of free cash flow; and

■

Revisions: Companies with improving earnings expectations over the next 12-18 months that are not yet fully acknowledged and reflected in broker estimates.

The subadvisor monitors and ranks securities based on their relative attractiveness across this universe. For stocks that compare well in this screening process, further detailed analysis is conducted. Regular meetings and calls with company management are another input into the portfolio decision making process.

Purchase candidates are securities that are attractive on a majority of the metrics (Quality, Growth, Valuation, Capital Returns, and Revisions), and have a positive catalyst such as accelerating earnings or revenue growth. The subadvisor sells securities when growth or quality metrics deteriorate, valuation upside declines, allocation to dividends or share repurchase changes, or earning revisions worsen. Securities may also be sold if overall attractiveness relative to other stocks in the universe deteriorates.

Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

Temporary defensive investing

The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

Securities lending

The fund may lend its securities so long as such loans do not represent more than 33⅓% of the fund's total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Principal risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager's ability to pursue the fund's investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions from its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Credit and counterparty risk

This is the risk that the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives and other strategic transactions risk") or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest or settlement payments or to otherwise honor its obligations.

The fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives

6	International Growth Fund—Fund details

transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a subadvisor believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging- market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in

International Growth Fund—Fund details 7

foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on its subadvisor's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

8	International Growth Fund—Fund details

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Who's who

The following are the names of the various entities involved with the fund's investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund's business activities and retain the services of the various firms that carry out the fund's operations.

Investment advisor

Manages the fund's business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Effective January 1, 2014, John Hancock Advisers, LLC (JHA) replaced John Hancock Investment Management Services, LLC (JHIMS) as the fund's investment advisor. JHIMS and JHA have identical officers, directors, and other personnel, and share common facilities and resources. In this prospectus, depending on the context, the terms advisor and investment advisor refer either to JHA in its current capacity as the fund's investment advisor or to JHIMS in its capacity as investment advisor prior to January 1, 2014.

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The advisor administers the business and affairs of the fund and retains and compensates the investment subadvisor to manage the assets of the fund. John Hancock is one of the most recognized and respected names in the financial services industry. The advisor's parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research and leveraging the expertise of seasoned investment professionals. As of February 28, 2015, the advisor had total assets under management of approximately $129.9 billion.

The advisor does not itself manage any of the fund's portfolio assets but has ultimate responsibility to oversee the subadvisor and recommend its hiring, termination, and replacement. In this capacity, the advisor: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadvisor, and (iii) reports periodically on such performance to the Board of Trustees.

The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to Board approval, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management fee

International Growth Fund—Fund details 9

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 500 million	0.900
Next 500 million	0.850
Excess over 1 billion	0.800

During its most recent fiscal year, the fund paid the investment advisor a management fee equal to 0.89% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective July 15, 2014.

Out of these fees, the investment advisor in turn pays the fees of the subadvisor.

The basis for the Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund's most recent shareholder report for the period ended August 31.

Additional information about fund expenses

The fund's annual operating expenses will likely vary throughout the period and from year to year. The fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

The advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the advisor upon notice to the funds and with the approval of the Board of Trustees.

Subadvisor

Handles the fund's day-to-day portfolio management.

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.  As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

Below is a brief biographical profile of the fund's portfolio manager who is primarily responsible for the day-to-day management of the fund's portfolio. For more information about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.

John A. Boselli, CFA

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Senior Vice President and Equity Portfolio Manager

■

Joined fund in 2014

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Joined Wellington Management in 2002

Custodian

Holds the fund's assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund's net asset value.

Citibank, N.A.*
388 Greenwich Street
New York, NY 10013

*Citibank N.A. became the custodian of the fund effective April 27, 2015.

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

10	International Growth Fund—Fund details

Financial highlights

Because Class NAV shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class A shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class NAV shares have different expenses than Class A shares, financial highlights for Class NAV shares would have differed.

The financial statements of the fund as of February 28, 2015, have been audited by PricewaterhouseCoopers LLP (PwC), the fund's independent registered public accounting firm. The report of PwC, along with the fund's financial statements in the fund's annual report for the fiscal year ended February 28, 2015, has been incorporated by reference into the SAI. Copies of the fund's most recent annual report are available upon request.

International Growth Fund Class A Shares
Per share operating performance	Period ended	2-28-15	2-28-14	2-28-13	2-29-12	2-28-11
Net asset value, beginning of period		$24.60	$21.28	$19.98	$20.99	$17.36
Net investment income[1]		0.24	0.25	0.23	0.30	0.13
Net realized and unrealized gain (loss) on investments		0.83	3.94	2.65	(1.12)	3.61
Total from investment operations		1.07	4.19	2.88	(0.82)	3.74
Less distributions
From net investment income		(0.47)	(0.15)	(0.42)	(0.19)	(0.11)
From net realized gain		(3.56)	(0.72)	(1.16)	—	—
Total distributions		(4.03)	(0.87)	(1.58)	(0.19)	(0.11)
Net asset value, end of period		$21.64	$24.60	$21.28	$19.98	$20.99
Total return (%)[2,3]		5.91	19.95	14.82	(3.80)	21.58
Ratios and supplemental data
Net assets, end of period (in millions)		$140	$130	$73	$49	$45
Ratios (as a percentage of average net assets):
Expenses before reductions		1.53	1.56	1.68	1.66	1.60
Expenses including reductions		1.52	1.55	1.60	1.59	1.60
Net investment income		1.02	1.09	1.13	1.50	0.69
Portfolio turnover (%)		204	42	61	55	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

International Growth Fund—Fund details 11

Your account

Who can buy shares

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds. Class NAV shares may also be sold to retirement plans for employees of John Hancock and/or Manulife Financial Corporation affiliated companies only, including John Hancock qualified plans and nonqualified deferred compensation plans and separate investment accounts of John Hancock and its insurance affiliates, and to the issuers of interests in the John Hancock Freedom 529 Plan, including the Education Trust of Alaska.

Class cost structure

■

No sales charges

■

No distribution and service (Rule 12b-1) fees

Other share classes of the fund, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Class NAV shares do not carry sales commissions or pay Rule 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor's own resources. These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Opening an account

1

Read this prospectus carefully.

2

Determine if you are eligible by referring to "Who can buy shares."

3

Permitted entities generally may open an account and purchase Class NAV shares by contacting any broker-dealer or other financial service firm authorized to sell Class NAV shares of the fund. There is no minimum initial investment for Class NAV shares.

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. Consequently, the fund's portfolio securities may trade and the NAV of the fund's shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is valued at the price on the exchange where the security was acquired or most likely will be sold. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are generally valued at the settlement prices. Certain futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good

12	International Growth Fund—Your account

faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long- term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after receipt of your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost- averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an

International Growth Fund—Your account 13

effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

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A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan's recordkeeper. Every year you should also receive, if applicable, a Form 1099 tax information statement mailed by February 15 by your plan's recordkeeper.

Dividends

The fund typically declares and pays income dividends and capital gains, if any, at least annually.

14	International Growth Fund—Your account

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. A description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

International Growth Fund—Your account 15

For more information

Two documents are available that offer further information on the fund:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, and investment strategies that significantly affected performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online:jhinvestments.com

By mail:
John Hancock Funds
601 Congress Street
Boston, MA 02210-2805

By phone: 800-344-1029

You can also view or obtain copies of these documents through the SEC:

Online:sec.gov

By email (duplicating fee required):publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room call 202-551-8090.

© 2015 JOHN HANCOCK FUNDS, LLC 87NPN 5-12-15 SEC file number: 811-21777

JOHN HANCOCK FUNDS III

Statement of Additional Information

May 12, 2015

John Hancock International Growth Fund

Class	NAV
Ticker Symbol	—

This Statement of Additional Information (“SAI”) provides information about John Hancock International Growth Fund (the “Fund”), a series of John Hancock Funds III (“JHF III” or the “Trust”), in addition to the information that is contained in the Fund’s current prospectus (the “Prospectus”). The Fund also offers other classes of shares, which are described in separate prospectuses and a separate SAI, as follows: Class A, Class B, Class C, Class I, and Class 1 shares.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements of the Fund for the fiscal year ended February 28, 2015 for the share classes in operation during that period, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report to shareholders (the “Annual Report”). Copies of a Prospectus or Annual Report can be obtained free of charge by contacting:

John Hancock Signature Services, Inc.
P.O. Box 55913

Boston, MA 02205-5913

800-225-5291

jhinvestments.com

ORGANIZATION OF JOHN HANCOCK FUNDS III

The Fund is a diversified series of JHF III, an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective January 1, 2014, John Hancock Advisers, LLC (“JHA”) replaced John Hancock Investment Management Services, LLC (“JHIMS”) as the investment advisor to the Trust and the Fund. JHA and JHIMS have identical officers, directors and other personnel, and share common facilities and resources. In this SAI, depending on the context, the term “Advisor” shall refer either to JHA in its current capacity as the Fund’s investment advisor, or to JHIMS in its capacity as investment advisor prior to January 1, 2014. The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”). The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for the Fund a subadvisor (the “Subadvisor”) that is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Advisor.

John Hancock Financial is a division of Manulife Financial, a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife Financial in Canada and in Asia, and primarily as John Hancock in the United States, Manulife Financial offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. The Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. The Company also provides asset management services to institutional customers. Assets under management by Manulife and its subsidiaries were C$821 billion (US$648 billion) as at March 31, 2015.

Manulife Financial Corporation trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Philippine Stock Exchange, and under “945” on the Stock Exchange of Hong Kong. Information about Manulife Financial can be found on the internet at manulife.com.

The Fund commenced operations on June 12, 2006.

INVESTMENT POLICIES

The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise stated in the Prospectus or the SAI, the investment objectives and policies of the Fund may be changed without shareholder approval.

Diversified and Non-Diversified Funds. As set forth in “Investment Restrictions” below, the Fund is a “diversified” fund and, accordingly, is required to satisfy the “diversified” fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), which require that at least 75% of the value of a “diversified” fund’s total assets be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that, for the purpose of this calculation, are limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

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All funds, whether diversified or non-diversified, must nevertheless meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further under “Additional Information Concerning Taxes.”

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Fund may be able to engage and the risks associated with their use. The fund may not engage in all of the practices described below. Please refer to descriptions of the Fund in the Prospectus regarding the practices in which the Fund may engage.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth yet are the more volatile of the two asset classes.

Preferred stocks. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Investments in convertible securities are not subject to the rating criteria with respect to their non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. Therefore, investment risk is reduced because, in the event of bankruptcy, the issuer would be required to pay off the convertible securities before the common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. The Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds (“ETFs”)). When making such an investment, a Fund will be indirectly exposed to all the risks of such investment companies. In general, the Fund will bear a pro rata portion of the other investment company’s fees and expenses.

In addition, the Fund may invest in private investment funds, vehicles, or structures. The Fund also may invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s

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market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

U.S. Government and Foreign Government Securities. U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises, but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association Bonds (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed income securities, U.S. government securities are subject to market risk and their market values typically will change as interest rates fluctuate. For example, the value of a Fund’s investment in U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

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Debt securities. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Services (“S&P”).

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this SAI, which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities that, in the opinion of the Subadvisor, offer comparable yields and risks to those securities that are rated.

Debt obligations rated in the lower ratings categories, or that are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund’s assets. The reduced availability of reliable, objective data may increase the Fund’s reliance on management’s judgment in valuing high yield bonds. In addition, the Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund’s investments, and consequently its net asset value (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.

Defaulted Securities. The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid Securities.”

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

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Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Subadvisor to be of comparable quality. These rating symbols are described in Appendix A.

Zero Coupon Securities. Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Ratings as Investment Criteria. In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no guarantee that these institutions will continue to provide ratings. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody’s and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Creditors’ Claims. Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditor’s Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

Creditors’ Claims may be purchased directly from a creditor although most are purchased through brokers. Creditors’ Claims can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations where the Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.

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Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, the Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if the Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

–           one-year, three-year and five-year constant maturity Treasury Bill rates;

–           three-month or six-month Treasury Bill rates;

–           11th District Federal Home Loan Bank Cost of Funds;

–           National Median Cost of Funds; or

–           one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, the Fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the Fund would likely decrease. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages, which remain in a mortgage pool, may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, the Fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

–           mortgage bankers;

–           commercial banks;

–           investment banks;

–           savings and loan associations; and

–           special purpose subsidiaries of the foregoing.

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Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. The Fund will not limit its investments in asset-backed securities to those with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by the Fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other

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illiquid investments, will not exceed 15% of the Fund’s net assets. See “INVESTMENT POLICIES - Illiquid Securities.”

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. For IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to the Fund’s relatively stable NAV.

Inverse Floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters together with any other illiquid investments, will not exceed 15% of the Fund’s net assets. See “INVESTMENT POLICIES - Illiquid Securities.”

Inverse floaters are derivative mortgage securities, which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

Asset-Backed Securities

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, the Fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities, which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a

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premium could result in a realized loss. Unless otherwise stated in the Prospectus, the Fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. The Fund invests in asset-backed securities and will not limit their investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “INVESTMENT POLICIES.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

–           liquidity protection; and

–           default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

–           “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

–           creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

–	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Bond Obligations, Collateralized Loan Obligations, and Collateralized Debt Obligations. Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among

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others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs, and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter (“OTC”) market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund may invest in securities denominated in foreign currencies and may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund’s

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performance benchmark. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security, which approximates desired risk and return characteristics if the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” The Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the Subadvisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

The Fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Fund enters into a non-deliverable forward transaction, the Fund will segregate liquid assets in an amount not less than the value of the Fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund’s commitments under the non-deliverable forward agreement.

Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see

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“Futures” for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the Fund’s net asset value (“NAV”), the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through OTC markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges; nevertheless, the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund’s foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. See “Securities of Emerging Market Issuers or Countries” below.

The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors, such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund’s ability and decision to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on the Fund’s portfolio strategies.

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European Risk. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital.

To the extent that the Fund invests in European securities, the Fund may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Fund.

Securities of Emerging Market Issuers or Countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign countries. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and the results difficult to predict with any degree of

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certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of some emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies in emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

Repurchase Agreements. A repurchase agreement with a bank or broker-dealer is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Other Borrowings. Reverse repurchase agreements involve the sale of U.S. government securities held in the Fund’s portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” that may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because the Fund will reacquire those securities upon effecting their repurchase.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks that are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Subadvisor will monitor the creditworthiness of the banks involved.

Illiquid Securities. No Fund may invest more than 15% of its net assets in securities that are not readily marketable (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”); (b) repurchase agreements maturing in more than seven days; (c) IOs and POs of nongovernmental issuers; (d) time deposits maturing in more than seven days; (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.

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Commercial paper issued in reliance on Section 4(2) of the 1933 Act (“Section 4(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) Commercial Paper normally is resold to other institutional investors, like the Fund, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

If the Board determines, based upon a continuing review of the trading markets for specific Section 4(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, that such investments are liquid, they will not be subject to the Fund’s limitation on investments in illiquid securities. The Board has adopted procedures and delegated responsibility to the Advisor regarding oversight of the Subadvisor’s compliance with the daily function of determining and monitoring the liquidity of restricted securities, including Rule 144A securities and Section 4(2) Commercial Paper, as well as other investments. The Board, however, retains sufficient oversight and is ultimately responsible for such determinations. The Board carefully monitors the Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which the Fund may invest, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through treatment of income under the Code of and/or to maintain exempt status under the 1940 Act. See “Additional Information Concerning Taxes” for a discussion of special tax considerations relating to the Fund’s investment in REITs.

Warrants and Rights. Warrants and rights are securities that permit, but do not obligate, their holder to purchase the underlying securities at a predetermined price, subject to the Fund’s Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund’s assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in a forward commitment or when-issued transaction, the Fund relies on the issuer or seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities

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on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date that the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Regulation of Commodity Interests. The Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to any of the Fund.

Although the Advisor is a registered CPO, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will not apply to the Advisor with respect to the Fund.

Hedging, Derivatives and Other Strategic Transactions. The strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as fluctuations in interest rates and currency exchange rates, and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund (such investment strategies and transactions are referred to as “Hedging, Derivatives and Other Strategic Transactions”). These strategies also may be used to gain exposure to a particular securities market.

Hedging refers to protecting against possible changes in the market value of securities the Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies also may be used to gain exposure to a particular market.

A detailed discussion of “Hedging, Derivatives and Other Strategic Transactions” follows. No Fund is obligated to pursue any of the strategies, and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund’s ability to pursue certain of these strategies may be limited by the CEA, applicable rules and regulations of the CFTC thereunder, and U.S. federal income tax considerations.

•	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments;

•	financial futures contracts (including stock index futures);

•	interest rate transactions;*

•	currency transactions;**

•	swaps (including interest rate, index, equity, total return, credit default swaps and currency swaps); or

•	structured notes, including hybrid or “index” securities.

* The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

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** The Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations;

•	to protect the Fund’s unrealized gains in the value of its securities;

•	to facilitate the sale of the Fund’s securities for investment purposes;

•	to manage the effective maturity or duration of the Fund’s securities;

•	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or

•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that the Fund uses a hedging or another strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the Fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.

For purposes of determining compliance with the Fund’s investment policies, strategies and restrictions, the Fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.

Because of the uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a regulated investment company, the Fund is not permitted to invest in such instruments unless the Fund’s Subadvisor obtains prior written approval from the Trust’s Chief Compliance Officer (the “CCO”). The CCO, as a member of the Advisor’s Complex Securities Committee, evaluates with the committee the appropriateness of the investment.

Options and Futures. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any options transactions or futures contracts. Losses incurred in transactions in options, futures and options on futures and the costs of these transactions will affect the Fund’s performance.

Options. When using options, the Fund may: (1) enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date (“writing call options”); (2) enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (“writing put options”); and (3) buy the right to purchase securities from third parties (“call options”) or the right to sell securities to third parties (“put options”) for a fixed price at a future date.

The extent to which the Fund will be able to write and purchase call and put options may be restricted by the Fund’s intention to qualify as a regulated investment company under the Code.

Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the OTC market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale

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of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Options. The Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by the Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by the Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled for the difference between the exercise price and the market value of the index.

The Fund will receive a premium for writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund bears the risk that it will suffer a loss equal to the amount by which the market price exceeds the exercise price minus any premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss equal to the amount by which the market price of the security is below the exercise price minus the premium received, unless the security subsequently appreciates in value.

If the writer of an option wishes to terminate its obligation, it may effect a closing purchase transaction. In the case of exchange-traded options, the Fund effects a closing purchase transaction by buying an option of the same series as the option previously written. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. The holder of an option may similarly liquidate its position by effecting a closing sale transaction. In the case of exchange-traded options, the Fund effects a closing sale transaction by selling an option of the same series as the option previously purchased. No guarantee exists that the Fund will be able to affect a closing purchase or a closing sale transaction at any particular time. An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If the Fund desires to sell a security on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option or the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the closing of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

All call and put options written by the Fund are covered. A written call option or put option may be covered by: (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund’s obligation under the option; (ii) entering into an offsetting forward commitment; and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Purchasing Options. In order for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs. The Fund’s purchase of put options reduces any profit the Fund might otherwise have

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realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Risk Factors in Options Transactions. The holder of an “American” option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is unexercised, the writer’s gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract. The purchaser of an option risks losing the premium paid for the option plus related transaction costs.

An exchange-traded option may be closed out only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and would not be able to sell the underlying security or futures contract until the option expires or it delivers the underlying security or futures contract upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist in some options; (ii) restrictions may be imposed by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions may be imposed on particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled to discontinue options trading (or trading in a particular class or series of options) (although outstanding options on that Exchange that were issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Advisor and its affiliates, and other clients of the Advisor or the Advisor’s affiliates may constitute such a group. These limits may restrict the Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts” below.

Futures. To the extent consistent with applicable law, the Fund permitted to do so may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities (“single stock futures”) or securities indices, interest rates, and (to the extent the Fund is permitted to invest in commodities and commodity-linked derivative instruments) commodities or commodities indices.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, the Fund is not permitted to invest in such instruments unless the Subadvisor obtains prior written approval from the Advisor’s Complex Securities Committee.

A financial futures contract sale creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in

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accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are “cash settled” (rather than “physically settled,” as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as “contract markets” - approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. A sale of a futures contract is closed out by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial futures contract sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Index Futures. The Fund may purchase futures contracts on various securities indexes (“Index Futures”). The Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract’s term are required to settle on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of foreign stock Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Interest Rate Futures. The Fund may engage in a variety of transactions involving the use of futures on interest rates, including in connection with the Fund’s investments in U.S. government securities and other fixed income securities.

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Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” above for a description of the Fund’s use of options on currency futures.

The Fund’s ability to establish and close out options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

The Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the relevant Subadvisor to forecast correctly the direction and extent of exchange rate, interest rate, and stock and commodity price movements within a given time frame. For example, to the extent the Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period in which a futures contract or option is held by the Fund, the Fund would realize a loss on the futures transaction that is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not engaged in the hedging transaction.

As discussed above, the Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because such Fund

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is obligated to purchase the underlying instrument at a set price on a future date, the Fund’s NAV will fluctuate with the value of the instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against such counterparty but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be offset (or exceeded) by adverse changes in the exchange rate.

If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund also will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The Fund’s ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. Furthermore, the Fund’s ability to engage in options and futures transactions may be limited by tax considerations.

Swap Contracts and Other Two-Party Contracts. The Fund may use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options.

Swap Contracts. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap,” two parties agree to exchange returns (or differentials in rates of return) calculated on a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Interest Rate and Currency Swap Contracts. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Equity Swap Contracts, Commodities Swap Contracts and Contracts for Differences. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security. The parties to commodity swap contracts agree to exchange returns on the notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.

If the Fund enters into an equity or commodity swap contract (long or short), the Fund’s NAV will fluctuate with changes in the value of the equity or commodity index, basket of equity securities or commodities, or individual equity security or commodity on which the swap is based. The fluctuation will be the same as it would be if the Fund had purchased or sold the notional amount of securities or commodities comprising the index, securities or commodities comprising the basket, or individual security or commodity, as the case may be.

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Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. Often, one or both “baskets” will be an established securities index. The Fund’s return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two legs of the contract. The Fund will only enter into contracts for differences (and analogous futures positions) when the Subadvisor believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. If the short basket outperforms the long basket, however, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, they will be subject to similar risks. See “Risks Associated with Options Transactions” and “Risks Associated with Futures Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls between two specified interest rates.

Total Return swaps. The Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit Default Swap Agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund enters into a credit default swap, it may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on the Fund’s federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code. In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the Fund‘s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect

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to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts. The Fund may close out a swap, contract for differences, cap, floor, collar, or OTC option only with the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Subadvisor monitors the creditworthiness of OTC derivatives counterparties.

Typically, the Fund will enter into these transactions only with counterparties that, at the time it enters into a transaction, have long-term debt ratings of “A” or higher by S&P or Moody’s, or are deemed creditworthy by the Subadvisor. Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of “A-1” by S&P and/or a comparable rating by Moody’s.

Use Will Be Consistent with Applicable Regulatory Requirements. The Fund’s use of financial futures contracts, options on futures contracts, and swaps will in all cases be consistent with applicable regulatory requirements, including the rules and regulations of the CFTC. Hedging and other strategic transactions involving futures contracts, options on futures contracts, and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or other appropriate portfolio management purposes, including gaining exposure to a particular securities market.

The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), in 2010 in response to turmoil in the financial markets and other market events. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the portfolios may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause a portfolio to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants, and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new

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requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the ability of the Fund to buy or sell OTC derivatives.

Function of Derivatives in the Fund. The types of derivatives that the Fund may employ may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or OTC products. To a significant extent, specific market conditions influence the choice of derivative strategies for the Fund.

Derivative Exposure. Generally, stocks constitute the majority of the holdings in the Fund, although derivative positions may comprise a significant portion of the Fund’s total assets.

Use of Derivatives by the Fund

Certain types of derivatives that may be used (this list is not all inclusive) by the Fund that invest in U.S. securities:

Options, futures contracts, and related options on securities indexes;

•	Long equity swap contracts in which the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities;

•	Short equity swap contracts in which the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and

•	Contracts for differences, i.e., equity swaps that contain both long and short equity components.

Hedging

•	Traditional Hedging: The Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

•	Anticipatory Hedging: If the Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if the Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without exposing the Fund to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

The Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to “equitize” cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). The Fund also may use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Advisor believes is the optimal exposure to individual markets, sectors, and equities.

Risk Management - Synthetic Sales and Purchases

The Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Subadvisor believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if the Fund held a large proportion of stocks of a

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particular industry and the Subadvisor believed that stocks of another industry would outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

Certain types of derivatives that may be used (this list is not all inclusive) by the Fund that invest in foreign securities (other than foreign currency derivative transactions):

•	Options, futures contracts, and related options on securities indexes;

•	Long equity swap contracts in which the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities;

•	Short equity swap contracts in which the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities;

•	Contracts for differences, i.e., equity swaps that contain both long and short equity components; and

•	Warrants and rights.

Hedging

•	Traditional Hedging: The Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

•	Anticipatory Hedging: If the Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if the Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts to allow the Fund to dispose of securities in a more orderly fashion without exposing the Fund to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

The Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to “equitize” cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, the Fund often will purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. The Fund also may use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Advisor believes is the optimal exposure to individual countries and equities.

Risk Management - Synthetic Sales and Purchases

The Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Advisor believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if the Fund holds a large proportion of stocks of a particular market and the Subadvisor believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on

26

another index (to synthetically “buy” exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Often, a foreign currency forward will be used in conjunction with a long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the Fund that invest in foreign securities:

•	Buying and selling spot currencies;

•	Forward foreign currency contracts;

•	Currency futures contracts and related options;

•	Options on currencies; and

•	Currency swap contracts.

Hedging

•	Traditional Hedging: The Fund may effect foreign currency transactions – generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. The Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies.

•	Anticipatory Hedging: When the Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency on the spot market or through the use of currency forwards or futures.

•	Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Subadvisor believes is highly correlated to the currency being hedged.

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund’s investment in securities denominated in that currency.

The Fund will typically not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets. The Fund also will not hold net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). The Fund’s foreign currency exposure may differ significantly, however, from the currency exposure represented by the Fund’s equity investments.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures, and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. While many provisions of the Dodd-Frank Act have yet to be implemented through rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using

27

these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Short Sales. The Fund may engage in short sales “against the box.” In a short sale against the box, the Fund borrow securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, the Fund either own or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of a security has increased, the Fund will be required to pay the difference.

The Fund also may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund are then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replace a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Cash and Other High Quality Instruments. The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of such assets on the custodian’s books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. The Fund seeks to minimize credit risk by investing only in high quality money market securities.

Securities Lending. The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Cash collateral may be invested by the Fund in a privately offered registered investment company subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”), an affiliate of the Advisor, that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled security in advance of the record date for the meeting.

Certain series of the Trust have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), or Brown Brothers Harriman & Co. (“Brown Brothers Harriman”) as their securities lending agents (each a “Securities Lending Agreement”). Under each Securities

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Lending Agreement, Goldman Sachs or Brown Brothers Harriman, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. In addition, under each Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs or Brown Brothers Harriman, as applicable, as identified in the applicable Securities Lending Agreement.

Cash collateral may be invested by the Fund in a privately offered registered investment company advised by JHAM that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund’s portfolio turnover rates are set forth in the table under the caption “Financial Highlights” in each Prospectus.

Market Events. Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, emergency measures by the U.S. and foreign governments banning short-selling, measures to address U.S. federal and state budget deficits, debt crises in the eurozone and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It also may result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and possible continuing market volatility may have an adverse effect on the Fund.

Recent political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union has disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be

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significantly disrupted.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Gaming-Tribal Authority Investments. The Fund may invest in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities. The value of the Fund’s investments in gaming companies is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as the Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including the Fund.

Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the Fund. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed with respect to the Fund without the approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectus and the SAI, means the approval by the lesser of: (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the Fund’s outstanding shares. Unless otherwise noted, each investment restriction applies to the Fund.

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(1)         The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the 1940 Act, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the staff of the SEC, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund’s custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2)         The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)         The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(4)         The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)         The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)         The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and the portfolio may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Fund may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Fund may indirectly invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7)         The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)         The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Except as stated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The following discussion provides additional information about the Fundamental Restrictions set forth above.

Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.

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Borrowing. The 1940 Act permits the Fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Loans. Although the 1940 Act does not prohibit the Fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Senior Securities. “Senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

JHF III will not take any of the following actions with respect to the Fund:

(1)         Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2)         Invest for the purpose of exercising control over or management of any company.

(3)        Invest more than 15% of net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the 1933 Act, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation

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unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

(4) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for the Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among other, portfolio adjustments made in response to market conditions.

The portfolio turnover rates for the last two fiscal years for Fund were as follows:

Fund	Year ended February 28, 2014	Year ended February 28, 2015
International Growth	42%	204%*

*Primarily due to subadvisor reassignment effective July 15, 2014.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Fund and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the Subadvisor, principal underwriter or affiliated persons of the Advisor, Subadvisor or principal underwriter. The Trust’s general policy with respect to the release of the Fund’s portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of this information, including individual and institutional investors, intermediaries, affiliated persons of the Fund, and to all third party service providers and rating agencies.

The Trust posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Fund’s Prospectus. The Fund also discloses complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarters of the Trust’s fiscal year and on Form N-CSR after the second and fourth quarter-ends of the Trust’s fiscal year. Form N-Q is not required to be mailed to shareholders but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of the Fund’s portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information for the Fund that are not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. The Fund’s material nonpublic holdings information may be provided to such nonaffiliated persons as part of the investment activities of the Fund as entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper; Thomson Reuters, Vestek or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction

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over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of the date of this SAI, the entities receiving information described in the preceding paragraph are as presented in the table below. If not otherwise noted, portfolio holdings information is provided as frequently as daily with a one day lag.

Advent Software (Reconciliation)

Bloomberg (Pricing/Monthly)

BNP Paribus (Leverage Provider/Pledging)

BNY Mellon (Back Office Functions/Middle Office Functions)

Brown Brothers Harriman (Compliance/Reconciliation/Securities Lending)

Capital Institutional Services (CAPIS) (Commission Recapture/Rebalancing Strategy/Transition Service)

Cortland Capital Market Services LLC (Senior Loan Servicing)

Credit Suisse (Leverage Provider)

Deutsche Bank (Securities Lending)

Electra Information Systems (Reconciliation)

Elkins McSherry (Trade Execution Analysis)

EVARE (Analytics/Data Gathering (Daily and month end)

FactSet (Analytics/Data Gathering/Systems Support/Performance/Proxy Voting)

Failstation (Matched/Unmatched Trades Reporting)

Financial Tracking (Compliance)

GainsKeeper (Tax Reporting/Wash Sale & REIT Data)

Goldman Sachs (Securities Lending)

Institutional Shareholder Services (ISS) (Class Actions/Proxy Voting)

Interactive Data (Pricing)

ITG Solutions (Trade Execution Analysis)

Lipper (Ratings/Surveys) (Monthly; one month

delay)

Manulife Financial (Credit Review)

Morningstar (Ratings/Surveys) (Monthly; one month delay)

PricewaterhouseCoopers (Audit Services/Audit cycles)

Proxy Edge (ADP) (Proxy Voting)

Risk Metrics (Proxy Voting)

Risk Metrics (Class Actions/Proxy Voting) (Monthly; 6th business day; two month delay)

RR Donnelley (Printing)

SEI Investments (Portfolio Accounting)

SimCorp (Portfolio Accounting)

SJ Levinson (Trade Execution Analysis)

SS&C Technologies (Analytics/Data Gathering/Reconciliation)

Star Compliance (Code of Ethics Monitoring)

SunGard (Securities Lending)

Swift (Trade Messaging)

Thomson Financial (Pricing)

Thomson Reuters Vestek (Analytics)

The CCO is required to pre-approve the disclosure of nonpublic information regarding the Fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of the Fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of the Fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of the Fund’s nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of the Fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by the Fund, the Advisor, the Subadvisor or an affiliate as consideration for disclosing the Fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

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Registered investment companies and separate accounts that are advised or subadvised by the Subadvisor may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of the Fund. Neither such registered investment companies and separate accounts nor the Subadvisor are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The Subadvisor may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or Subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of the Fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or the Subadvisor may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of the Fund’s nonpublic portfolio holdings information.

As a result of the Fund’s inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts the Fund. Nonetheless, the Fund has oversight processes in place to attempt to minimize this risk.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF III, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or directors of the Advisor, or officers or directors of the principal distributor to the Fund, John Hancock Funds, LLC (the “Distributor”). Each Trustee oversees the Fund and other funds in the John Hancock Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of JHF III, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (each a “Non-Independent Trustee”) and the Independent Trustees. As of May 1, 2015, the “John Hancock Fund Complex” consisted of 221 funds (including separate series of series mutual funds): John Hancock Collateral Trust ("JHCT") (1 fund); John Hancock Variable Insurance Trust (“JHVIT”) (78 funds); John Hancock Funds II (“JHF II”) (97 funds); JHF III (10 funds); and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds. Each Trustee, other than James R. Boyle, was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015. The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210.

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Non-Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

James R. Boyle(2) (1959)	Trustee (2012-2014; since 2015)

Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010).

Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds(3) (2005–2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

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Craig Bromley(2) (1966)	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust, John Hancock Funds II and John Hancock retail funds(3) (since 2012).	221

Warren A. Thomson(2) (1955)	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust, John Hancock Funds II and John Hancock retail funds(3) (since 2012).	221

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Independent Trustees

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Charles L. Bardelis (1941)	Trustee (since 2012)	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012).	221

Peter S. Burgess (1942)	Trustee (since 2012)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012).	221

William H. Cunningham (1944)	Trustee (since 2006)

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairperson (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009); former Director, LIN Television (since 2009).

Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock retail funds(3) (since 1986).

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Grace K. Fey (1946)	Trustee (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008); Trustee, John Hancock retail funds(3) (since 2012).	221

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Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Theron S. Hoffman(2) (1947)	Trustee (since 2012)

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008); Trustee, John Hancock retail funds(3) (since 2012).

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Deborah C. Jackson (1952)	Trustee (since 2008)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock retail funds(3) (since 2008).

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Hassell H. McClellan (1945)	Trustee (since 2012)	Trustee, Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012).	221

James M. Oates (1946)	Trustee and Chairperson of the Board (since 2012)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairperson and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairperson, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly, Phoenix	221

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Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005); Trustee and Chairperson of the Board, John Hancock retail funds(3) (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012) John Hancock Funds III.

Steven R. Pruchansky (1944)	Trustee (since 2006) and Vice Chairperson of the Board (since 2012)

Chairperson and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee and Vice Chairperson of the Board, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds(3); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

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Gregory A. Russo (1949)	Trustee (since 2008)

Director and Audit Committee Chairperson (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairperson, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairperson, Industrial Markets, KPMG (1998–2002); Chairperson and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairperson of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairperson of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Collateral Trust (since 2015).

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(1)     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees

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may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)     The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

(3)     “John Hancock retail funds” is comprised of John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of JHF III who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers are officers of all of the other funds for which the Advisor serves as investment advisor. Each officer holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

Principal Officers who are not Trustees

Name, (Birth Year)	Position(s) with the Trust	Officer since	Principal Occupation(s) During Past 5 Years
Andrew G. Arnott (1971)	President	2007

Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(1) (since 2007, including prior positions); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).

John J. Danello (1955)	Senior Vice President, Secretary and Chief Legal Officer	2014

Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds(1) and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).

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Name, (Birth Year)	Position(s) with the Trust	Officer since	Principal Occupation(s) During Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).

Salvatore Schiavone (1965)	Treasurer	2010	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(1) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

(1)     “John Hancock retail funds” is comprised of John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the John Hancock funds (collectively, in this section, the “Funds”) in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

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William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development.  In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank.. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor’s parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met five times during the latest fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between

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meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Bromley and Thomson, as senior executives of MFC, the parent company of the Advisor and the Distributor, and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. This Committee met four times during the last fiscal year.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Ms. Fey and Messrs. Pruchansky and Russo). This Committee met four times during the last fiscal year. This Committee oversees the initiation, operation, and renewal of the various contracts between each Trust and other entities. These contracts include advisory agreements and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the Subadvisor identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met five times during the last fiscal year. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

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Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Mses. Fey and Jackson and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Committees. The Investment Committee met five times during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their firms. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the assigned Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to a subadvisor’s requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Fund’s investment performance, which include information about investment and financial risks and how the Fund is managed, and from the CCO regarding Subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the assigned Funds’ subadvisors to receive reports regarding management of the Fund, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (composed of officers of the Trust).

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

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The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees and Officers

Trustees are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee and Mr. Boyle receive in the aggregate from the Trust and the other open-end funds in the John Hancock Funds Complex an annual retainer of $210,000, a fee of $17,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $2,500 for each special meeting of the Trustees that he or she attends in person. Effective January 1, 2015, the Chairperson of the Board receives an additional retainer of $160,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by JHF III and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the Trust’s fiscal year ended February 28, 2015.

Compensation Table

Name of Trustee	Total Compensation from JHF III	Total Compensation from JHF III and the John Hancock Fund Complex(2)
Independent Trustees
Charles L. Bardelis	$33,762	$350,000
Peter S. Burgess	$35,947	$370,000
William H. Cunningham	$33,762	$350,000
Grace K. Fey	$33,762	$350,000
Theron S. Hoffman	$33,762	$350,000
Deborah C. Jackson	$33,762	$350,000
Hassell H. McClellan	$35,947	$370,000

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Name of Trustee	Total Compensation from JHF III	Total Compensation from JHF III and the John Hancock Fund Complex(2)
James M. Oates	$48,930	$490,000
Steven R. Pruchansky	$33,762	$350,000
Gregory A. Russo	$35,947	$370,000
Non-Independent Trustees
James R. Boyle(2)	$0	$0
Craig Bromley	$0	$0
Warren A. Thomson	$0	$0

____________

(1)         There were approximately 222 series in the John Hancock Fund Complex as of February 28, 2015.

(2)         Mr. Boyle joined the Board effective as of March 10, 2015.

Trustee Ownership of Shares of the Fund

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2014. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

Trustee /Fund	International Growth	Aggregate Dollar Range of Holdings in Funds in the John Hancock Fund Complex
Independent Trustees
Bardelis	A	E
Burgess	A	E
Cunningham	A	E
Fey	A	E
Hoffman	A	E
Jackson	A	E
McClellan	A	E
Oates	C	E
Pruchansky	C	E
Russo	A	E
Non-Independent Trustees
Boyle	A	E
Bromley	A	E
Thomson	A	E

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All of the Trust’s officers listed are officers or employees of the Advisor or its affiliates. Some of the Trustees and officers also may be officers or Trustees of one or more of the other funds for which the Advisor serves as investment advisor.

SHAREHOLDERS OF JHF III

Class NAV shares of the Fund are expected to commence operations on or following the date of this SAI, and, therefore, the Advisor will own all the outstanding shares of these classes of the Fund on the commencement date of operations of these classes, and will be deemed to control these classes of shares of the Fund.

To the best knowledge of the Trust, as of May 1, 2015, the Trustees and officers of the Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of the Fund.

To the best knowledge of the Trust, as of May 1, 2015, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Fund, as stated in the following table. Shareholders that own beneficially more than 25% of the outstanding shares of any particular class of Fund shares are presumed to control that class of Fund shares.

Fund	Share Class	Shareholder Name and Address	Percentage of Ownership	Record or Beneficial Ownership
INTERNATIONAL GROWTH	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.80%	Record
INTERNATIONAL GROWTH	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.86%	Record
INTERNATIONAL GROWTH	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	7.69%	Record
INTERNATIONAL GROWTH	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22.97%	Beneficial
INTERNATIONAL GROWTH	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	40.55%	Beneficial
INTERNATIONAL GROWTH	B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.61%	Beneficial
INTERNATIONAL GROWTH	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.66%	Beneficial
INTERNATIONAL GROWTH	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.64%	Record
INTERNATIONAL GROWTH	B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.84%	Beneficial

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Fund	Share Class	Shareholder Name and Address	Percentage of Ownership	Record or Beneficial Ownership
INTERNATIONAL GROWTH	B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	11.77%	Beneficial
INTERNATIONAL GROWTH	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	13.71%	Record
INTERNATIONAL GROWTH	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.60%	Record
INTERNATIONAL GROWTH	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.71%	Beneficial
INTERNATIONAL GROWTH	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.62%	Beneficial
INTERNATIONAL GROWTH	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.43%	Beneficial
INTERNATIONAL GROWTH	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	13.41%	Record
INTERNATIONAL GROWTH	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	13.57%	Beneficial
INTERNATIONAL GROWTH	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	14.12%	Record
INTERNATIONAL GROWTH	I	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2017-2020 100 E PRATT ST FL 7 BALTIMORE MD 21202-1009	5.64%	Beneficial
INTERNATIONAL GROWTH	I	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1009	5.65%	Beneficial
INTERNATIONAL GROWTH	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.99%	Record
INTERNATIONAL GROWTH	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.24%	Beneficial

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Fund	Share Class	Shareholder Name and Address	Percentage of Ownership	Record or Beneficial Ownership
INTERNATIONAL GROWTH	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	7.32%	Record
INTERNATIONAL GROWTH	I	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1009	8.43%	Beneficial
INTERNATIONAL GROWTH	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.44%	Record
INTERNATIONAL GROWTH	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	18.82%	Record
INTERNATIONAL GROWTH	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	27.06%	Beneficial
INTERNATIONAL GROWTH	R2	RELIANCE TRUST COMPANY FBO SCREENPRINT PO BOX 48529 ATLANTA GA 30362-1529	72.94%	Beneficial
INTERNATIONAL GROWTH	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	Beneficial
INTERNATIONAL GROWTH	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	Beneficial

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement. Effective January 1, 2014, JHA replaced JHIMS as the investment advisor to JHF III and the Fund. JHIMS and JHA have identical officers, directors and other personnel, and share common facilities and resources. At its meeting of September 25‒27, 2013, the Board approved the transition of the Fund’s investment management from JHIMS to JHA. JHA and JHIMS have obtained an opinion of counsel that the transition did not constitute an assignment of the Trust’s investment agreement with JHIMS, which otherwise would have resulted in the termination of that agreement, and the need for the Fund’s shareholders to approve a new investment management agreement with JHA. The terms of the prior investment management agreement with JHIMS and the current agreement with JHA dated as of January 1, 2014 (referred to herein as the “Advisory Agreement”) are identical, except for the date and the party designated as the Fund’s investment advisor.

Pursuant to the Advisory Agreement, the Advisor provides supervision over all aspects of the Fund’s operations except those that are delegated to a custodian, transfer agent or other service provider. Subject to the general supervision of the Trustees, the Advisor selects, contracts with, and compensates the Subadvisor to manage the investment and reinvestment of the assets of the Fund. The Advisor monitors the compliance of the Subadvisor with the investment objectives and related policies of the Fund and reviews the performance of the Subadvisor and reports periodically on such performance to the Trustees. The Advisor may elect to manage the investment and reinvestment of the assets of the Fund directly, subject to the approval of the Trustees. In directly managing the assets, the Advisor will have the same responsibilities as those described below with respect to the Subadvisor under the subadvisory agreement with the Subadvisor (the “Subadvisory Agreement”). Non-advisory services are provided under a separate Service Agreement, as discussed below.

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JHF III bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Advisor’s employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Trust, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Advisor Compensation. As compensation for its services, the Advisor receives a fee from the Fund, computed separately for the Fund. The fee for the Fund is stated as an annual percentage of the current value of the aggregate net assets‖ of the Fund. Aggregate net assets of the Fund include the net assets of the Fund and, in many cases, the net assets of one or more other funds (or portions thereof), but in each case only for the period during which the Advisor also serves as advisor to the other fund(s) (or portions thereof). The fee for the Fund is based on the applicable annual rate, which, for each day, is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the Fund to the applicable portions of aggregate net assets divided by: (ii) aggregate net assets (the “Applicable Annual Fee Rate”). The fee for the Fund accrues and is paid daily to the Advisor for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. The management fees the Fund currently is obligated to pay the Advisor are as set forth in its Prospectus.

From time to time, the Advisor may reduce its fee or make other arrangements to limit the Fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund’s annual expenses fall below this limit.

The following tables show the advisory fees that the Fund incurred and paid to the Advisor for the fiscal years ended February 28, 2013, February 28, 2014 and February 28, 2015.

Fund	Year ended February 28, 2013
	Gross Fees	Waivers	Net Fees
International Growth Fund	$ 1,422,455	$ (102,438)	$ 1,320,017

Fund	Year ended February 28, 2014
	Gross Fees	Waivers	Net Fees
International Growth Fund	$ 2,650,059	$ (42,987)	$ 2,607,072

Fund	Year ended February 28, 2015
	Gross Fees	Waivers	Net Fees
International Growth Fund	$3,446,901	$ (49,712)	$ 3,397,189

Subadvisory Arrangements

Wellington Management Company LLP (“Wellington”) (the “Subadvisor”) serves as the Subadvisor to the Fund. At the June 23–25, 2014 meeting, the Board approved the Subadvisory Agreement and the termination of a subadvisory agreement, dated January 1, 2014, between John Hancock Advisers, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (GMO) for the Fund. Wellington succeeded GMO as subadvisor to the Fund and replaced GMO as the Fund’s subadvisor, effective at the close of business on July 15, 2014.

The Subadvisor provides investment management services to the Fund pursuant to Subadvisory Agreement with the Advisor. Under the terms of the Subadvisory Agreement, the Subadvisor manages the investment and reinvestment of the assets of its relevant Fund, subject to the supervision of the Board and the Advisor. The Subadvisor

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formulates a continuous investment program for the Fund consistent with the Fund’s investment objective and policies, as outlined in the relevant Prospectus. The Subadvisor implements this program by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of the program. The Subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund. Additional information about the Fund’s portfolio manager, including other accounts managed, ownership of fund shares, and compensation structure, can be found at Appendix B to this SAI.

Additional Information Applicable to the Subadvisory Agreement

Term of the Subadvisory Agreement. The Subadvisory Agreement will initially continue in effect as to the Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to the Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreement.

Any required shareholder approval of any continuance of any of the Subadvisory Agreement shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other series of JHF III affected by the Agreement or (b) all of the series of JHF III.

Failure of Shareholders to Approve Continuance of the Subadvisory Agreement. If the outstanding voting securities of the Fund fail to approve any continuance of the Subadvisory Agreement, the party may continue to act as a subadvisor with respect to the Fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Agreements. The Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the Fund. The following parties may terminate the Subadvisory Agreement:

•	the Board;
•	a majority of the outstanding voting securities of the Fund;
•	the Advisor; and
•	the Subadvisor.

The Subadvisory Agreement will automatically terminate in the event of its assignment.

Amendments to the Subadvisory Agreement. The Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except as noted below) and by the vote of a majority of the Independent Trustees.

The required shareholder approval of any amendment to the Subadvisory Agreement shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of JHF III affected by the amendment; or (b) all the series of JHF III.

As noted under “Who’s who — Investment advisor” in the Prospectus, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an affiliated subadvisor) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an affiliated subadvisor) pursuant to an agreement that is not approved by shareholders.

Service Agreement. Pursuant to a Service Agreement, the Advisor is responsible for providing, at the expense of JHF III, certain financial, accounting and administrative services such as legal, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight services. Pursuant to the Service Agreement,

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the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by the Fund; provided, however, that such expenses shall not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The reimbursement shall be calculated and paid monthly in arrears.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement had an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the Fund, or Advisor may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The following tables detail payments for non-advisory services made to the Advisor under the Service Agreement for the stated periods:

Fiscal Year ended February 28, 2013
International Growth	$ 29,744

Fiscal Year ended February 28, 2014
International Growth	$ 37,571

Fiscal Year ended February 28, 2015
International Growth	$ 48,171

Other Services

Proxy Voting Policies. Based on the terms of the current Subadvisory Agreement, JHF III’s proxy voting policies and procedures (the “Proxy Voting Procedures”) delegate to the Subadvisor of the Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the Subadvisor’s proxy voting policies and procedures. The Subadvisor has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for the Fund, the Proxy Voting Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the Proxy Voting Procedures and the proxy voting procedures of the Advisor and the Subadvisor are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for the Subadvisor when voting proxies. Such conflicts could arise, for example, when the Subadvisor or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when JHF III, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event that the Subadvisor becomes aware of a material conflict of interest, the Proxy Voting Procedures generally require the Subadvisor to follow any conflicts procedures that may be included in the Subadvisor’s proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

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The specific conflicts procedures of the Subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although the Subadvisor has a duty to vote all proxies on behalf of the Fund it manages, it is possible that the Subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person (rather than by proxy) is required. In addition, if the voting of proxies for shares of a security prohibits the Subadvisor from trading the shares in the marketplace for a period of time, the Subadvisor may determine that it is not in the best interests of the Fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of the Fund’s shareholders, the Subadvisor may refrain from voting one or more of the Fund’s proxies if the Subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, the Subadvisor may choose not to recall securities where the Subadvisor believes the costs of voting may outweigh the potential benefit of voting. The Subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security, since the Fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Treasurer); and (2) on the SEC’s website at sec.gov.

Personnel of the Advisor and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Advisor, the Subadvisor, principal underwriter and Fund have adopted a Code of Ethics that restricts the trading activity of those personnel.

DISTRIBUTION AGREEMENTS

JHF III has a Distribution Agreement with John Hancock Funds, LLC, an affiliate of the Advisor (the “Distributor”), located at 601 Congress Street, Boston, MA 02210. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Distributor accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any. Class NAV shares of the Fund are offered without a front-end sales load or contingent deferred sales charge (“CDSC”). Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class NAV shares of the Fund.

Class NAV shares of the Fund are not subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Plan”). Expenses associated with the obligation of the Distributor to use its best efforts to sell Class NAV shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares.

The Distributor may make, either from Rule 12b-1 distribution fees, if applicable, or out of its own resources, additional payments to financial intermediaries (firms), such as broker/dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.”

The Fund does not issue share certificates. Shares are electronically recorded.

Trustees reserve the right to change or waive the fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the fund’s best interest.

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The Fund pays, and will continue to pay, a management fee to the Advisor pursuant to the Advisory Agreement between the Fund and the Advisor. The Advisor may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of shares.

SALES COMPENSATION

As part of the Fund’s business strategy, other share classes of the Fund, along with the Distributor, pay compensation to Selling Firms that sell the Fund’s shares. These firms typically pass along a portion of this compensation to your broker or financial representative. For Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code, which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”)) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

Additional Payments to Financial Intermediaries. Shares of the Fund are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. The Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Fund receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Fund’s shares. The Distributor may agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of May 1, 2015, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the Fund shares sold or serviced by the firm:

1st Global Capital Corp.	Centaurus Financial, Inc
Advisor Group-FSC Securities Corporation	Cetera - Advisor Network LLC
Advisor Group-Royal Alliance Associates, Inc.	Cetera - Advisors LLC
Advisor Group-Sagepoint Financial, Inc.	Cetera - Financial Institutions
Advisor Group-Woodbury Financial Services	Cetera - Financial Specialists, Inc
Ameriprise Financial Services, Inc.	Citigroup Global Markets
AXA Advisors, LLC	CISC, Inc
Banc of America/Merrill Lynch	Charles Schwab
BOSC, Inc.	Commonwealth Financial Network
Cambridge Investment Research	Crown Capital Securities L.P.
CCO Investment Services	Cuso Financial Services

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DA Davidson & Co Inc.	NFP Advisor Services, LLC
Edward D. Jones & Co. LP	NPH-Investment Centers of America
Fintegra LLC	NPH-Invest Financial Corporation
First Allied Securities, Inc.	NPH-National Planning Corp
First Command Financial Planning	NPH-SII Investments, Inc.
First Tennessee Brokerage, Inc	Northwestern Mutual Investment Services, LLC
Fifth Third Bank	Oppenheimer & Co., Inc.
Geneos Wealth Management	ProEquities, Inc
Girard Securities Inc.	Raymond James and Associates, Inc.
H.D. Vest Investment Services, Inc	Raymond James Financial Services, Inc.
Independent Financial Group	RBC Capital Markets Corporation
Infinex Investments Inc.	Robert W. Baird & Co
Investors Capital Corp	Signator Investors Inc.
Janney Montgomery Scott, LLC	Stifel, Nicolaus, & Co, Inc.
J.J.B. Hilliard. W.L. Lyons, Inc.	The Investment Center, Inc.
Key Investment Services	TD Ameritrade
Ladenberg Thalman Financial Services	Transamerica Financial Advisors, Inc
Lincoln Financial Network	UBS Financial Services, Inc.
LPL Financial LLC	Unionbanc Investment Services
MML Investor Services, Inc.	Voya Financial
Money Concepts Capital Corp.	Wells Fargo Advisors
Morgan Stanley Wealth Management, LLC

The Distributor also has arrangements with intermediaries that are not members of FINRA. Other firms, which are not members of FINRA, also may receive revenue sharing payments.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Fund. The Distributor hopes to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Fund.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of the Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Fund and Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Fund for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the Fund does not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the Fund in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up the Fund on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in

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connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Fund. If a firm provides these services, the Advisor or the Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the Fund.

NET ASSET VALUE

The NAV for each class of the Fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time) by dividing the class’s net assets by the number of its shares outstanding. Equity securities traded principally in foreign markets are valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which a fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund redeemable securities may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Portfolio securities are valued by various methods that are generally described below. Most equity securities that are traded on a stock exchange are valued at the last sale price as of the close of the relevant exchange or, lacking any sales that day, at the last available bid prices. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor or from broker-dealers. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate provided by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are generally valued at the settlement price. Certain futures contracts may be valued using last traded prices.

Shares of other open-end investment companies that are not ETFs held by the Fund are valued based on the NAVs of such other investment companies.

As noted in the Prospectus, in certain instances, the Trust’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

ELIGIBLE INVESTORS FOR CLASS NAV SHARES

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds. Class NAV shares may also be sold to retirement plans for employees of John Hancock and/or Manulife affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, separate investment accounts of John Hancock and its insurance affiliates, and the issuers of interests in the John Hancock Freedom 529 plan, including the Education Trust of Alaska.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities, as prescribed by the Board. When a shareholder sells any portfolio securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund’s NAV.

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The Fund has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of the Fund and other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as the Fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in-kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by the Fund and Affiliated Fund shareholders subject to specified conditions, including that:

-	the distribution is effected through a pro rata distribution of securities of the distributing Fund or Affiliated Fund;
-	the distributed securities are valued in the same manner as they are in computing the Fund’s or Affiliated Fund’s NAV;
-	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and
-	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder, and were in the best interests of the Fund or Affiliated Fund.

Potential Adverse Effects of Large Shareholder Redemptions. The Fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase the Fund’s transaction costs, which would detract from Fund performance. If the Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Trust permits exchanges of shares of any class of the Fund for shares of the same class in any other fund within the John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective NAVs. No sales charge is imposed for Class NAV shares.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. See “Additional Information Concerning Taxes.”

Systematic Withdrawal Plan. The Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this Plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the

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availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Reinstatement or Reinvestment Privilege. If Signature Services and the financial advisor are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds back into the same share class of the same Fund and account from which it was removed, subject to the minimum investment limit of that fund.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

Section 403(b)(7) Accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to these Regulations:

1) The Fund does not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2) The Fund does not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3) The Fund requires certain signed disclosure documentation in the event:

•	You established a John Hancock custodial 403(b)(7) account with the Fund prior to September 24, 2007; and

•	You direct the Fund to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the Fund).

4)	The Fund does not accept salary deferrals into 403(b)(7) accounts.

In the event that the Fund does not receive the required documentation, and you nonetheless direct the Fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

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PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Advisor, the Fund and/or the Distributor.

Certain accounts held on the Fund's books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Fund. These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with the Fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in the Fund’s prospectus and if you had held your shares of the Fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in the Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates.

DESCRIPTION OF FUND SHARES

The Board is responsible for the management and supervision of the Fund. The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Board has the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of the SAI, the Board has authorized shares of 15 series. Additional series may be added in the future. The Board has authorized the issuance of fifteen classes of shares for the series of JHF III, designated as Class A, Class B, Class C, Class NAV, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class I, Class I2, Class ADV, Class T, and Class 1. Additional classes of shares may be authorized in the future.

Each share of each class of the Fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans, if any. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of JHF III’s outstanding shares, and the Board shall promptly call a meeting for such purpose when requested to do so

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in writing by the record holders of not less than 10% of the outstanding shares of JHF III. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no Fund shall be liable for the liabilities of any other Fund. Furthermore, the Fund shall not be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is, therefore, limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of the Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for shareholders’ protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

JHF III’s Declaration of Trust also provides that the Board may approve the merger of the Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small Funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require the Fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.

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CALCULATION OF MAXIMUM OFFERING PRICE

Class NAV shares of the Fund are sold at NAV without any initial sales charges or CDSCs. Because Class NAV shares of the Fund had not commenced operations as of the date of this SAI, there is no offering price information to report.

ADDITIONAL INFORMATION CONCERNING TAXES

Tax Status and Taxation of the Fund

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a Portfolio and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes. The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to continue to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from qualified publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least the sum of: (i) 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses); and (ii) 90% of its net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership: (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; and (ii) that meets certain requirements with respect to the nature of its income) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. When investing in partnerships, the Fund might be required to recognize in its taxable year income in excess of its cash distributions from such partnerships during that year. Such income, even if not reported to the Fund by the partnerships until after the end of that year, would nevertheless be subject to the income distribution requirements and would be taken into account for purposes of the 4% excise tax described below,

As a result of qualifying as a RIC, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of: (a) 90% of its net investment income; and (b) 90%

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of its net exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, all of its investment company taxable income, net tax-exempt interest income and net capital gain.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

If the Fund fails to meet the annual gross income test or asset diversification test or fails to satisfy the 90% distribution requirement as described above, for any taxable year, such Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by such Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the Subadvisor and it is intended that the Fund will comply with the requirements for qualification as RICs.

If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

Taxation of Fund Distributions and Sales of Fund Shares

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets for more than 12 months and as short-term capital gain or loss if the shares have been held as capital assets for not more than 12 months.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than 12 months and that are reported by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for 12 months or less will be taxable to shareholders as ordinary income. The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A

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dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Any loss realized upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares will be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund, on or before January 31 of the calendar year following the calendar year in which the sale of the shares occurs, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

For federal income tax purposes, for net capital losses incurred in taxable years beginning on or before December 22, 2010, the Fund is permitted to carry forward a net capital loss to offset net capital gains, if any, during the eight years following the year of the loss. Capital losses incurred in taxable years beginning after December 22, 2010, can be carried forward to offset net capital gains in any subsequent year until such loss carryforwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses. The Fund must use losses that do not expire before it uses losses that do expire and the Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains of the Fund are offset by such losses carried forward, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.

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A subadvisor may choose to have the Fund sell portfolio securities or engage in options transactions in order to generate capital gain for purposes of utilizing the Fund’s capital loss carryforward before it expires. Although this strategy would reduce the Fund’s capital gain distributions, which could increase the after-tax return of an investment in the Fund by a taxable investor, the Fund’s investors in tax-deferred accounts would not obtain a similar benefit. Additionally, this strategy might cause the Fund to incur transaction costs in connection with such sales that the Fund otherwise would not incur.

The amount of the Fund’s net realized capital gains, if any, in any given year will vary depending upon a subadvisor’s current investment strategy and whether the subadvisor believes it to be in the best interest of the Fund, including for tax purposes, to dispose of portfolio securities and/or engage in option, futures or forward transactions that will generate capital gains or to enter into other derivatives transactions. At the time of an investor’s purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. JHF III will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

A shareholder exchanging shares of the Fund for shares of another fund will be treated for tax purposes as having sold the shares of the Fund, realizing tax gain or loss on such exchange. A shareholder exercising a right to convert one class of Fund shares to a different class of shares of the same Fund should not cause the shareholder to realize taxable gain or loss.

Effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. Any distributions received by the Fund from REITs, however, will not qualify for the corporate dividends-received deduction. The Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund’s investments in

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REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

Under current law, the Fund serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to a 100% tax on such UBTI. Certain funds may invest in REITs that hold residual interests in REMICs.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to shareholders the cost basis information and holding period for such Fund’s shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The current backup withholding tax rate is 28%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

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Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by the Fund with respect to its qualified net interest income or qualified short-term gain, but such exemptions expire with respect to the Fund’s tax years beginning after December 31, 2013. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

For a shareholder that is a non-U.S. entity, a new withholding tax (known as FATCA) will be imposed on distributions paid after June 30, 2014, and on redemptions and proceeds from sales of Fund shares after December 31, 2016, unless such shareholder enters into an information sharing agreement with the IRS or, if applicable, a governmental authority in its own country, with respect to the shareholder’s direct and indirect U.S. owners or otherwise demonstrates its compliance with or exemption from FATCA. A non-U.S. entity must demonstrate compliance with, or exemption from, FATCA by May 5, 2014 to insure that it will be identified as FATCA-compliant in sufficient time to allow withholding agents to refrain from withholding beginning on July 1, 2014.

Foreign Taxes

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign withholding taxes, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to: (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them; and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of: (i) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund; and (ii) the portion of the Fund’s dividends that represents income from each foreign country. The amount of such foreign taxes paid by the Fund may be subject to later adjustment, for example, as a result of foreign tax reclaims. In such event, any reclaimed taxes will be included by the Fund as additional income. The amount of such foreign taxes reported to shareholders may also be based upon estimates, for example, when the rate of withholding is in dispute. In such event, the amount of the deduction or credit taken by a shareholder may prove incorrect, possibly resulting in the need to amend the shareholder’s tax return when the correct amount is later determined. If the Fund cannot or does not make this election, it will deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

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Tax Implications of Certain Investments

Certain funds may engage in hedging or derivative transactions involving options, futures, and forward foreign currency contracts and short sales. Such transactions undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long term or short term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, certain of the Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gains. Certain of such transactions also may cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund’s distributions to shareholders.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss. As noted above, with respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from RIC qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock or securities (or options or future with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years. Under such circumstances, distributions paid by the Fund could be deemed return of capital.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore, would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, The Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or

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excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

The Fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Those investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

BROKERAGE ALLOCATION

Pursuant to the Subadvisory Agreement, the Subadvisor is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadvisor has no formula for the distribution of the Fund’s brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadvisor will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisor will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;
•	the reliability, integrity and financial condition of the broker-dealer;
•	size of the transaction;
•	difficulty of execution;
•	brokerage and research services provided; and
•	confidentiality and anonymity.

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Consideration of these factors by the Subadvisor, either in terms of a particular transaction or the Subadvisor’s overall responsibilities with respect to the Fund and any other accounts managed by the Subadvisor, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Securities of Regular Broker-Dealers. The tables below present information regarding the securities of the Fund’s regular broker-dealers (or parents of the regular broker-dealers) that were held by the Fund as of the fiscal year ended February 28, 2015. “Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Fund	Broker-Dealer	($ 000s)
International Growth Fund	N/A	N/A

Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisor will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadvisor. In placing a purchase or sale order, the Subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadvisor’s overall responsibilities with respect to the relevant Fund and any other accounts managed by the Subadvisor. In addition to statistical, quotation, brokerage or valuation services, the Subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the Subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which the Subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

The Subadvisor also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadvisor in advising several of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Subadvisor and its affiliates receive such services.

As noted above, the Subadvisor may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadvisor with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Subadvisor clients, and the Subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

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Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;

•	the advisability of purchasing or selling securities;

•	the availability of securities or purchasers or sellers of securities; and

•	analyses and reports concerning: (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends, and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadvisor by or through a broker.

To the extent research services are used by the Subadvisor, such services would tend to reduce such party’s expenses. The Subadvisor does not believe, however, that an exact dollar value can be assigned to these services. Research services received by the Subadvisor from brokers or dealers executing transactions for the Fund, which may not be used in connection with the Fund, will also be available for the benefit of other funds managed by the Subadvisor.

Allocation of Trades by the Subadvisor. The Subadvisor manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Subadvisor independently from the investment determinations made by them for any other account, investments deemed appropriate for the Fund by the Subadvisor also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Subadvisor may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadvisor to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Subadvisor. JHF III has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Advisor or the Subadvisor participate. These procedures prohibit the Fund from directly or indirectly benefiting an Advisor or Subadvisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor or Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

Commission Recapture Program. The Board has approved the Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by the Subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. The Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.

Brokerage Commissions Paid. For the last three fiscal years, the Fund paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the broker. The total brokerage commissions paid by the Fund for the fiscal years ended February 28, 2013, February 28, 2014 and February 28, 2015, are set forth in the table below:

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Fund	Year ended February 28, 2013	Year ended February 28, 2014	Year ended February 28, 2015
International Growth Fund	$99,720	$168,128	$625,352

Material differences in brokerage commissions are generally the result of increased or decreased trading and portfolio transactions from year-to-year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of JHF III for the fiscal period ended February 28, 2015, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal period ended February 28, 2015, are incorporated herein by reference from the Fund’s most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

CUSTODY OF PORTFOLIO

Effective April 27, 2015, Citibank, N.A. (“Citibank”), 388 Greenwich St., New York, New York 10013, currently acts as custodian and bookkeeping agent of the Fund’s assets. Citibank has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. The Fund also may use special purpose custodian banks from time to time for certain assets. Citibank is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which JHF III, the Advisor or the Distributor is a party that are likely to have a material adverse effect on the Fund or the ability of either the Advisor or the Distributor to perform its contract with the Fund.

On June 25, 2007, the Advisor and three of its affiliates including the Distributor (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Advisor and one of the John Hancock Affiliates agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Advisor’s commission recapture program during the period from 2000 to April 2004. The Distributor and another of the John Hancock Affiliates agreed to pay disgorgement in the amount of $2,087,477 and prejudgment interest of $359,460 to certain entities advised by the associated John Hancock Affiliates. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Advisor discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

CODES OF ETHICS

JHF III, the Advisor, the Distributor and the Subadvisor have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

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APPENDIX A

COMMERCIAL PAPER AND CREDIT RATING SYMBOLS AND DEFINITIONS

Commercial Paper Ratings

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-i by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-i+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-i. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-i is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-i (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-i rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short- term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

Descriptions Of Credit Rating Symbols And Definitions

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

MOODY’S LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

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Ba: Obligations rated ‘Ba’ are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated ‘B’ are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’S LONG-TERM ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). They are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: The ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

FITCH CREDIT RATING SCALES

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising a capital structure.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative.

A-3

•	‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.

•	For issuers and performing obligations, ‘B’ ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC: Substantial credit risk.

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC: Very high levels of credit risk.

•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).

C: Exceptionally high levels of credit risk.

•	For issuers and performing obligations, default is imminent, or inevitable, or is at a standstill.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD: Restricted default.

•	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default.

•	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
-	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an issuer/obligor; or
-	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distresses debt exchange.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ,’B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘C’ category.

A-4

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note: Addition of a Plus (+) or minus (-) sign: Fitch ratings may be appended by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories.

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APPENDIX B

Wellington Management Company LLP

John Hancock International Growth Fund

Portfolio Manager. The portfolio manager of International Growth Fund is John A. Boselli.

The following chart reflects information regarding other accounts for which Mr. Boselli has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies (and series thereof) other than those listed above, (ii) other pooled investment vehicles, and (iii) other accounts. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is the portfolio manager’s investment in John Hancock International Growth Fund.

The following table reflects information as of March 31, 2015:

Trust Manager (Worldwide)	Registered Investment Company Accounts (Worldwide)	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts (Worldwide)	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
John A. Boselli	2	$343.8	7	$274.1	3	$631.6

As of March 31, there are no accounts that pay fees based upon performance.

Share Ownership by Portfolio Manager. As of March 31, 2015, Mr. Boselli owned between $100,001-$500,000 worth of shares of International Growth Fund.

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (“Investment Professional”) generally manages accounts in several different investment styles.

These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Investment Professional makes investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professional may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same

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security in another account. Similarly, the Investment Professional may purchase the same security for a fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Because incentive payments paid by Wellington Management to the Investment Professional are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professional may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Description of Compensation Structure.

Wellington Management receives a fee based on the assets under management of the fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Advisor on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of March 31, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (“Investment Professional”) includes a base salary and incentive components. The base salary for the Investment Professional, who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.. The Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The incentive paid to the Investment Professional, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Boselli is a Partner.

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Appendix C – Proxy Voting Policies and Procedures

General Compliance Policies for Trust & Adviser

Section 5:	Fiduciary Standards & Affiliated Persons Issues

5Ea.	Proxy Voting Policies and Procedures for the Adviser

Version	Effective Date
1	01-01-2012

Versions prior to 01-01-2012 available from the CCO’s Office upon request.

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General

John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).

Procedure

Fiduciary Duty

The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•   The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•   Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•   The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•   As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•   The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting

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policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.

If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

Records Retention

The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

1.    these Procedures and all amendments hereto;

2.    all proxy statements received regarding Fund portfolio securities;

3.    records of all votes cast on behalf of a Fund;

4.    records of all Fund requests for proxy voting information;

5.    any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.    all records relating to communications with the Funds regarding Conflicts; and

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7.    all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards

The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.

If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

In the case of proxies voted by a sub-adviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

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General Compliance Policies for Trust & Adviser

Section 7:	Disclosures, Filings, and Reporting

7Ha.	John Hancock Funds Proxy Voting Procedures

Version	Effective Date
1	01-01-2012

Versions prior to 01-01-2012 available from the CCO’s Office upon request.

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General

The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each sub-adviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.  Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.  Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received

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from such shareholders.

1.    Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.    Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

(a)  Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

(b)  Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If: (1) a sub-adviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Policy or the material conflict of interest procedures set forth in its Sub-adviser Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Policy when voting such proxies.

If a Sub-adviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.

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Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of the Sub-adviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Sub-adviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Sub-adviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

Procedure

Review of Sub-advisers’ Proxy Voting

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each sub-adviser is responsible for the following:

1.    Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trust.

2.    Providing the adviser with a copy and description of the Sub-adviser Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Sub-adviser Policy or with a description thereof. The adviser is required to report all material changes to a Sub-adviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Policy during the period covered by the report.

3.    Providing the adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Policy, the sub-adviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1.   Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.

2.   Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.

3.   Deliver instructions to shareholders on how to access proxy voting information via the Trust’s

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semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities

Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third party voting services.

Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1.    multiple report export options;

2.    report customization by fund-account, portfolio manager, security, etc.; and

3.    account details available for vote auditing.

Form N-PX Preparation and Filing:

The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

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Adoption Schedule

Name of Trust	Adopted
John Hancock Variable Insurance Trust	09/28/2007
John Hancock Funds II	09/28/2007
John Hancock Funds III	09/11/2007
John Hancock Bond Trust	09/11/2007
John Hancock California Tax-Free Income Fund	09/11/2007
John Hancock Capital Series	09/11/2007
John Hancock Current Interest	09/11/2007
John Hancock Equity Trust	09/11/2007
John Hancock Investment Trust	09/11/2007
John Hancock Investment Trust II	09/11/2007
John Hancock Investment Trust III	09/11/2007
John Hancock Municipal Securities Trust	09/11/2007
John Hancock Series Trust	09/11/2007
John Hancock Sovereign Bond Fund	09/11/2007
John Hancock Strategic Series	09/11/2007
John Hancock Tax-Exempt Series	09/11/2007
John Hancock World Fund	09/11/2007
John Hancock Preferred Income Fund	09/11/2007
John Hancock Preferred Income Fund II	09/11/2007
John Hancock Preferred Income Fund III	09/11/2007
John Hancock Patriot Premium Dividend Fund II	09/11/2007
John Hancock Bank & Thrift Opportunity Fund	09/11/2007
John Hancock Income Securities Trust	09/11/2007
John Hancock Investors Trust	09/11/2007
John Hancock Tax-Advantaged Dividend Income Fund	09/11/2007
John Hancock Tax-Advantaged Global Shareholder Yield Fund	09/11/2007

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Wellington Management Company, LLP

Global Proxy Voting Guidelines

Introduction   Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines           Composition and Role of the Board of Directors

•	Election of Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors:	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP):	Against

•	Adopt Director & Officer Indemnification:	For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP):	Against

•	Require Board Independence:	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent.	For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

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•	Require a Separation of Chair and CEO or Require a Lead Director (SP):	Case-by-Case
We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

•	Approve Directors’ Fees:	For

•	Approve Bonuses for Retiring Directors:	Case-by-Case

•	Elect Supervisory Board/Corporate Assembly:	For
•	Elect/Establish Board Committee:	For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans:	Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans:	For

•	Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for

shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy:	Case-by-Case

•	To approve compensation packages for named executive Officers:	Case-by-Case

•	To determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

•	Exchange Underwater Options:	Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

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•	Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP):	For

•	Shareholder Approval of All Stock Option Plans (SP):	For
•	Disclose All Executive Compensation (SP):	For

Reporting of Results

•	Approve Financial Statements:	For

•	Set Dividends and Allocate Profits:	For

•	Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees:	Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors:	Case-by-Case

•	Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP):	Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

-	We generally support plans that include:

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-	Shareholder approval requirement
-	Sunset provision
-	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock:	Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting:	Against

•	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP):	Case-by-Case

•	Increase Supermajority Vote Requirement:	Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision:	For

•	Adopt Confidential Voting (SP):	Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent:	Against

Capital Structure

•	Increase Authorized Common Stock:	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition:	Case-by-Case

•	Approve Technical Amendments to Charter:	Case-by-Case

•	Opt Out of State Takeover Statutes:	For

•	Authorize Share Repurchase:	For

•	Authorize Trade in Company Stock:	For

•	Approve Stock Splits:	Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring:	Case-by-Case

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•	Issue Stock with or without Preemptive Rights:	Case-by-Case

•	Issue Debt Instruments:	Case-by-Case

Environmental and Social Issues

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

•	Disclose Political and PAC Gifts (SP):	Case-by-Case

•	Report on Sustainability (SP):	Case-by-Case

Miscellaneous

•	Approve Other Business:	Against

•	Approve Reincorporation:	Case-by-Case

•	Approve Third-Party Transactions:	Case-by-Case

Dated: March 8, 2012

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Exhibit A

[Concise Summaries of the ISS Proxy Voting Guidelines]

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Exhibit B (as amended February 2, 2009)

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.

Vote AGAINST proposals to allow or make easier shareholder action by written consent.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting.

Vote AGAINST proposals to restore or provide for cumulative voting.

Incumbent Director Nominees

Vote WITH management’s recommendations regarding incumbent director nominees.

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John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(“John Hancock Asset Management”)

PROXY VOTING POLICY

Executive Summary

Manulife Asset Management (US) LLC (“Manulife Asset Management (US)” or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the clients.

To fulfill the Firm’s fiduciary duty to clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;
2.	ensure that proxies are voted and submitted in a timely manner;
3.	handle other administrative functions of proxy voting;
4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
5.	maintain records of votes cast; and
6.	provide recommendations with respect to proxy voting matters in general.

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The proxy voting function of Manulife Asset Management (US) Operations is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm’s Senior Investment Policy Committee.

Introduction

Manulife Asset Management (US) LLC (Manulife Asset Management (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, Manulife Asset Management (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, Manulife Asset Management (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.

The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial. Collectively, Manulife Asset Management (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.

The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.

The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.

PROXY VOTING POLICY

This Proxy Voting Policy (the ”Policy”) covers the proxy activities and related disclosure obligations of Manulife Asset Management (US)and applies to all Manulife Asset Management (US)clients for whom Manulife Asset Management (US) has been delegated the authority to vote proxies.

The Proxy Voting Policy is designed to meet the needs of Manulife Asset Management (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of interest between the Firm and the Firm’s clients. It is also

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designed to ensure compliance with the applicable rules and regulations of the various regulators to which Manulife Asset Management (US) is subject. It sets forth the general corporate governance principles of Manulife Asset Management (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.

The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of Manulife Asset Management (US), internal standards and requirements, roles and responsibilities of the Manulife Asset Management (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.

All Firm employees are asked to consult with the Chief Compliance Officer of Manulife Asset Management (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the Manulife Asset Management (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.

The Proxy Policy has the following six sections:

1. General Principles

2. Standards

3. Administration

4. Conflict of Interest

5. Recordkeeping

6. Policy Administration

General Principles

Scope

Manulife Asset Management (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). Manulife Asset Management (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where Manulife Asset Management (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This Policy permits Clients to:

1. delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to Manulife Asset Management (US)’s proxy voting polices and guidelines;

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2. delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or

3. elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, Manulife Asset Management (US) shall not be responsible for voting proxies on behalf of such Clients.

Policy Statement

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the Clients.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third-party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

Manulife Asset Management (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.

Therefore, the Proxy Voting Policy encompasses the following principles:

▪	The proxy voting function of Manulife Asset Management (US)Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

▪	The Chief Compliance Officer makes an annual risk-based assessment of Manulife Asset Management (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The

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Chief Compliance Officer makes periodic reports to Manulife Asset Management (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where Manulife Asset Management (US) has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

▪	Except as otherwise required by law, Manulife Asset Management (US)has a general policy of not disclosing to any issuer or third-party how Manulife Asset Management (US)or its voting delegate voted a Client’s proxy.

▪	Manulife Asset Management (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. Manulife Asset Management (US) votes in all markets where it is feasible to do so.

Standards

Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.

Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.

Manulife Asset Management (US)does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife Asset Management (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife Asset Management (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.

Manulife Asset Management (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

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In addition, Manulife Asset Management (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:

1.  proxy statements and ballots being written in a foreign language;

2.  underlying securities have been lent out pursuant to a Client’s securities lending program;

3.  untimely notice of a shareholder meeting;

4.  requirements to vote proxies in person;

5.  restrictions on foreigner’s ability to exercise votes;

6.  restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7.  requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8.  inability of a Client’s custodian to forward and process proxies electronically.

Administration

Proxy Operations is responsible for administering the proxy voting process, including:

1.  Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2.  Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3.  Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.

As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any Manulife Asset Management (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.

In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of Manulife Asset Management (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.

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There may be circumstances under which a portfolio manager or other Manulife Asset Management (US)investment professional (“Manulife Asset Management (US)Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the Manulife Asset Management (US) Investment Professional shall inform Proxy Operations of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a Manulife Asset Management (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.

In addition to voting proxies, Manulife Asset Management (US):

1.  describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;

2.  provides clients with a copy of the Proxy Voting Policy, upon request;

3.  discloses to its clients how they may obtain information on how Manulife Asset Management (US) voted the client’s proxies;

4.  generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;

5.  documents the reason(s) for voting for all non-routine items; and

6.  keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.

Conflict of Interest

In instances where Manulife Asset Management (US)has the responsibility and authority to vote proxies on behalf of its clients for which Manulife Asset Management (US)serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, Manulife Asset Management (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife Asset Management (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife Asset Management (US) is aware that one of the following conditions exists with respect to a proxy, Manulife Asset Management (US) shall consider such event a potential material conflict of interest:

1.  Manulife Asset Management (US) has a business relationship or potential relationship with the issuer;

2.  Manulife Asset Management (US) has a business relationship with the proponent of the proxy proposal; or

3.  Manulife Asset Management (US) members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

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As a fiduciary to its clients, Manulife Asset Management (US) takes these potential conflicts very seriously. While Manulife Asset Management (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Manulife Asset Management (US)’s potential conflict, there are a number of courses Manulife Asset Management (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.

In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.

As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, Manulife Asset Management (US) believes that this process is reasonably designed to address conflicts of interest that may arise between Manulife Asset Management (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate Manulife Asset Management (US)’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not Manulife Asset Management (US)’s, best interests.

Recordkeeping

In accordance with applicable law, Manulife Asset Management (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Manulife Asset Management (US)’s office:

▪	the Manulife Asset Management (US)Proxy Voting Policy and any additional procedures created pursuant to that policy;

▪	a copy of each proxy statement Manulife Asset Management (US)receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

▪	a record of each vote cast by Manulife Asset Management (US)(this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

▪	a copy of any document created by Manulife Asset Management (US)that was material in making its voting decision or that memorializes the basis for such decision; and

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▪	a copy of each written request from a client, and response to the client, for information on how Manulife Asset Management (US) clients’ proxies were voted.

Policy Administration

The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.

The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy.

Policy Summary Edition: February 2011

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JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED
(“John Hancock Asset Management (North America)”)

Proxy Voting

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Background

Policy objectives and scope

Manulife Asset Management (North America) Limited (“MAM (NA)”) manages money on behalf of, or provides investment advice to, many clients.

Arising out of these relationships, MAM (NA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company’s shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

Guiding principles for policy

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

Policy

General Requirements

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. Refer to “Proxy Committees” and “Proxy Services” below.

When voting proxies, the following standards apply:

•	Portfolio Managers will vote based on what they believe to be in the best interest of the client and in accordance with the client’s investment guidelines.

•	Each voting decision should be made independently. Portfolio Managers may enlist the services of reputable professionals and/or proxy evaluation services, such as RiskMetrics Group, Inc. (“RiskMetrics” ISS Governance Services (“ISS”), refer to “Proxy Services” below, whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with Portfolio Managers, or any Proxy Committee which may be formed to deal with voting matters from time to time, refer to “Proxy Committees” below.

•	Investment guidelines/contracts should outline how voting matters should be treated and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

•	The quality of a company’s management is a key consideration factor in the Portfolio Manager’s investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MAM (NA) will vote as recommended by a company’s management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

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•	As a general principle, voting should be consistent among portfolios having the same mandates subject to the client’s preferences and the Conflict Procedures set out below.

MAM (NA) will reasonably consider specific voting instruction requests made by clients

Proxy Services

Each Portfolio Manager is responsible for the voting of securities in portfolios managed by them. In order to assist in voting securities, MAM (NA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.

MAM (NA) has currently delegated certain duties to ISS Governance Services (“ISS”). ISS specializes in the areas of proxy voting and corporate governance and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS’s research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided by ISS on general policy issues or specific proxy proposals in accordance with any MAM (NA) proxy policies and procedures which may be in effect from time to time. Refer to “Proxy Committees” below.

MAM (NA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

Proxy Committees

From time to time proxy voting issues arise generally or with respect to a specific vote. In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.

One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and Compliance Department. Records of the committee’s deliberations and recommendations shall be kept in accordance with this Policy and applicable law, if any. Refer to “Documentation Requirements and Client Notification Requirements” below.

Conflicts Procedures

MAM (NA) is required to monitor and resolve possible material conflicts (“Conflicts”) between the interests of MAM (NA) and the interests of clients who have instructed MAM (NA) to vote securities held in their portfolios. MAM (NA) is affiliated with both Manulife Financial Corporation (“MFC”) and The Manufacturers Life Insurance Company (“MLI”). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

Anyone within MAM (NA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee’s deliberations, but shall not be entitled to vote as a member of the Committee.

The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client

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portfolio the same way on a given matter, depending on the interests of the particular client involved.

Documentation Requirements

The Portfolio Manager retains or arranges to be retained in an accessible format from a proxy service or other source, voting records for securities held in each portfolio voting records for each portfolio that held the security. These should include all records required by applicable law from time to time, such as:

▪	proxy voting procedures and policies, and all amendments thereto;

▪	all proxy statements received regarding client securities;

▪	a record of all votes cast on behalf of clients;

▪	records of all client requests for proxy voting information;

▪	any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

▪	all records relating to communications with clients regarding conflicts of interest in voting; and

▪	any other material required by law to be kept from time to time.

Client Notification Requirements

MAM (NA) shall describe to clients, or provide a copy of its proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their portfolio.

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Institutional Shareholder Services Inc.

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ISS' 2013 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published December 19, 2012
Updated January 31, 2013

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

▶▶▶▶▶

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

▶▶▶▶▶

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

▶▶▶▶▶

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

▶▶▶▶▶

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

▶▶▶▶▶

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

▶▶▶▶▶

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
•	The motivation and rationale for establishing the agreements;
•	The quality of the company’s disclosure; and
•	The company’s historical practices in the audit area.

Vote AGAINST or WTHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

▶▶▶▶▶

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Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

▶▶▶▶▶

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

▶▶▶▶▶

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

▶▶▶▶▶

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.
3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (i.e., serve on too many boards) may be unable to effectively serve in shareholders’ best interests.

1.	Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of

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the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;
2.4.	The board failed to act on takeover offers where the majority of shares are tendered;
2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or
2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company's ownership structure and vote results;
•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year's support level on the company's say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;
•	The level of support and opposition provided to the resolution in past meetings;
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Actions taken by the board in response to its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.

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3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

▶▶▶▶▶

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2013 ISS Categorization of Directors

1. Inside Director (I)

1.1. Current employee or current officer[i] of the company or one of its affiliatesii.

1.2. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

1.3. Director named in the Summary Compensation Table (excluding former interim officers).

2. Affiliated Outside Director (AO)

Board Attestation

2.1. Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2. Former CEO of the companyiii,iv.

2.3. Former CEO of an acquired company within the past five yearsiv.

2.4. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5. Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.

2.6. Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7. Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8. Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

2.9. Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10. Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12. Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.13. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14. Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15. Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16. Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17. Founderxi of the company but not currently an employee.

2.18. Any materialxii relationship with the company.

3. Independent Outside Director (IO)

3.1. No materialxii connection to the company other than a board seat.

Footnotes:

[i] The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit,

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division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v] ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶▶▶▶▶

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

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Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

▶▶▶▶▶

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

▶▶▶▶▶

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

▶▶▶▶▶

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

▶▶▶▶▶

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

▶▶▶▶▶

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.

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▶▶▶▶▶

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.

▶▶▶▶▶

Establish Other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•	Level of disclosure regarding the issue for which board oversight is sought;
•	Company performance related to the issue for which board oversight is sought;
•	Board committee structure compared to that of other companies in its industry sector; and
•	The scope and structure of the proposal.

▶▶▶▶▶

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

▶▶▶▶▶

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
o	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
o	serves as liaison between the chairman and the independent directors;
o	approves information sent to the board;

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o	approves meeting agendas for the board;
o	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
o	has the authority to call meetings of the independent directors;
o	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;
•	Two-thirds independent board;
•	Fully independent key committees;
•	Established governance guidelines;
•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
o	Egregious compensation practices;
o	Multiple related-party transactions or other issues putting director independence at risk;
o	Corporate or management scandals;
o	Excessive problematic corporate governance provisions; or
o	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

▶▶▶▶▶

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

▶▶▶▶▶

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

▶▶▶▶▶

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

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•	Company-specific factors; and
•	Proposal-specific factors, including:
o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

▶▶▶▶▶

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

▶▶▶▶▶

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

▶▶▶▶▶

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

▶▶▶▶▶

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

▶▶▶▶▶

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

▶▶▶▶▶

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

▶▶▶▶▶

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

▶▶▶▶▶

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

▶▶▶▶▶

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased

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24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

▶▶▶▶▶

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
o	An annually elected board;
o	A majority vote standard in uncontested director elections; and
o	The absence of a poison pill, unless the pill was approved by shareholders.

▶▶▶▶▶

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•	The value of the NOLs;

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•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

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Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

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Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

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7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

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Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

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Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

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Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company's use of authorized shares during the last three years

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

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Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;
•	The shareholder base; and
•	The liquidity of the stock.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company's use of authorized preferred shares during the last three years;

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

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Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

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Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

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Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.

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Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.

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Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders' positions;
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
•	Management's efforts to pursue other alternatives;
•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•	Conflict of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure; and
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•	Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;
•	Fairness opinion;

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•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
o	Are all shareholders able to participate in the transaction?
o	Will there be a liquid market for remaining shareholders following the transaction?
o	Does the company have strong corporate governance?
o	Will insiders reap the gains of control following the proposed transaction?
o	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.

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Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

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•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
o	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

o	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:
o	The company's financial condition;
o	Degree of need for capital;
o	Use of proceeds;
o	Effect of the financing on the company's cost of capital;
o	Current and proposed cash burn rate;
o	Going concern viability and the state of the capital and credit markets.

•	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
•	Control issues:

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o	Change in management;
o	Change in control;
o	Guaranteed board and committee seats;
o	Standstill provisions;
o	Voting agreements;
o	Veto power over certain corporate actions; and
o	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:
o	Conflicts of interest should be viewed from the perspective of the company and the investor.
o	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
•	Market reaction:
o	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.

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Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
•	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

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•	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?
•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

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Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

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•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:
•	The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
•	The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay compared to grant pay; and
•	Any other factors deemed relevant.

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company's response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;
▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company's ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;
•	The company’s three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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Pay-for-Performance Misalignment—Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;
•	Contribution of non–performance-based equity grants to overall pay; and
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

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Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year's burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

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Burn Rate Table for 2013

		Russell 3000				Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2013 Burn Rate Cap*		Mean	Standard Deviation	2013 Burn Rate Cap*
1010	Energy	2.18%	2.39%	4.57%		3.06%	6.95%	9.46%	*
1510	Materials	1.63%	1.44%	3.08%		3.05%	5.20%	8.04%	*
2010	Capital Goods	1.94%	1.76%	3.70%		2.96%	3.53%	6.69%	*
2020	Commercial & Professional Services	2.65%	2.09%	4.74%		3.49%	3.79%	7.28%
2030	Transportation	1.68%	1.53%	3.21%		3.25%	5.80%	4.88%	*
2510	Automobiles & Components	1.79%	1.49%	3.28%		3.41%	4.20%	7.60%
2520	Consumer Durables & Apparel	2.79%	2.04%	4.83%		3.28%	3.73%	7.01%
2530	Consumer Services	2.50%	1.39%	3.88%		2.55%	2.11%	4.99%	*
2540	Media	2.99%	2.60%	5.60%		3.25%	3.03%	6.29%
2550	Retailing	2.35%	1.58%	3.93%		3.13%	2.47%	5.61%
3010, 3020, 3030	Consumer Staples	1.62%	1.20%	2.82%		1.93%	2.45%	5.17%	*
3510	Health Care Equipment & Services	3.14%	1.95%	5.09%		3.91%	3.13%	9.92%	*
3520	Pharmaceuticals & Biotechnology	3.84%	2.86%	6.70%		5.31%	4.86%	10.58%	*
4010	Banks	1.26%	1.49%	2.75%		0.92%	1.37%	2.28%
4020	Diversified Financials	4.59%	4.94%	9.53%		4.29%	5.27%	9.56%
4030	Insurance	1.71%	1.32%	3.02%		0.94%	1.44%	2.38%
4040	Real Estate	1.39%	1.86%	3.25%		1.28%	1.81%	3.09%
4510	Software & Services	4.47%	2.79%	7.26%		4.98%	4.35%	9.58%	*
4520	Technology Hardware & Equipment	3.53%	2.24%	5.77%		4.02%	4.51%	8.53%
4530	Semiconductor Equipment	4.30%	2.28%	6.58%		5.37%	5.18%	10.55%
5010	Telecommunication Services	2.60%	2.25%	4.85%		5.08%	3.67%	8.75%
5510	Utilities	0.80%	0.49%	2.00%	*	2.23%	2.76%	4.99%

The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Liberal Definition of Change in Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

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Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

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Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•	Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.
•	Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
o	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
o	The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

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o	The general vesting provisions of option grants; and
o	The distribution of outstanding option grants with respect to the named executive officers;
•	Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and
•	Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

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Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

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Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;
•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
•	Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ director classification; or
•	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

•	In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or
•	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

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Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing—was the stock price decline beyond management's control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting—does the new option vest immediately or is there a black-out period?
•	Term of the option—the term should remain the same as that of the replaced option;
•	Exercise price—should be set at fair market or a premium to market;
•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;
•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense
•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
A minimum vesting of three years for stock options or restricted stock; or
Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and
•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

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Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

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Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.

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Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

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Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

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Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or
•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines;
-	A holding period requirement coupled with a significant long-term ownership requirement; or
-	A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity

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awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

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Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

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•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan.
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;
•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•	Whether the company has chronic restatement history or material financial problems;
•	Whether the company’s policy substantially addresses the concerns raised by the proponent;
•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•	Any other relevant factors.

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Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•	The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

 Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Animal Welfare

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to industry peers; and
•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or
•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

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Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company's business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

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Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
•	Whether the company has adequately disclosed the financial risks of the products/practices in question;
•	Whether the company has been subject to violations of related laws or serious controversies; and
•	Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;
•	The existing disclosure of relevant policies;
•	Deviation from established industry norms;
•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions; and
•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

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Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);
•	The company’s existing healthcare policies, including benefits and healthcare access; and
•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

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Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;
•	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.
•	Current regulations in the markets in which the company operates; and
•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

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Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;
•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
•	Whether the company’s advertising restrictions deviate from those of industry peers;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
•	The risk of any health-related liabilities.

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Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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Climate Change and the Environment

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company's level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
•	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

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•	The nature, purpose, and scope of the company’s operations in the specific region(s);
•	The degree to which company policies and procedures are consistent with industry norms; and
•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and
•	The company publicly discloses company and supplier farm environmental performance data; or
•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

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Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

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Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;
•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,
•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

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Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company's current level of disclosure of relevant policies and oversight mechanisms;
•	The company's current level of such disclosure relative to its industry peers;
•	Potential relevant local, state, or national regulatory developments; and
•	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

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Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;
•	The company does not currently have operations or plans to develop operations in these protected regions; or,

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•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;
•	The current level of disclosure of the company's existing related programs;
•	The timetable prescribed by the proposal and the costs and methods of program implementation;
•	The ability of the company to address the issues raised in the proposal; and
•	The company's recycling programs compared with the similar programs of its industry peers.

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Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

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Diversity

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	The company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
•	The company already publicly discloses comprehensive workforce diversity data; and
•	The company has no recent significant EEO-related violations or litigation.

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Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company's current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

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Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and
•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

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International Issues, Labor Issues, and Human Rights

International Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

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▶▶▶▶▶

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;
•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;
•	Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or
•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

▶▶▶▶▶

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
•	Current disclosure of applicable risk assessment(s) and risk management procedures;
•	Compliance with U.S. sanctions and laws;
•	Consideration of other international policies, standards, and laws; and
•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

▶▶▶▶▶

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);
•	The value of the requested report to shareholders;
•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
•	The company’s existing human rights standards relative to industry peers.

▶▶▶▶▶

Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
•	Recent significant controversies, fines, or violations related to workplace health and safety; and
•	The company's workplace health and safety performance relative to industry peers.

C-86

▶▶▶▶▶

Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

▶▶▶▶▶

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

▶▶▶▶▶

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
•	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
•	The potential financial impact or risk to the company associated with water-related concerns or issues; and
•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

▶▶▶▶▶

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7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

▶▶▶▶▶

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

▶▶▶▶▶

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

▶▶▶▶▶

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

▶▶▶▶▶

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

▶▶▶▶▶

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

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▶▶▶▶▶

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

▶▶▶▶▶

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund's target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

▶▶▶▶▶

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

▶▶▶▶▶

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

▶▶▶▶▶

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.

▶▶▶▶▶

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

C-89

•	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•	The company has demonstrated responsible past use of share issuances by either:
o	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
o	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

▶▶▶▶▶

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

▶▶▶▶▶

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

▶▶▶▶▶

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

▶▶▶▶▶

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

▶▶▶▶▶

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Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.

▶▶▶▶▶

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

▶▶▶▶▶

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

▶▶▶▶▶

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

▶▶▶▶▶

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

▶▶▶▶▶

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

▶▶▶▶▶

C-91

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

▶▶▶▶▶

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Agreement and Declaration of Trust dated June 9, 2005 — previously filed as exhibit (a) to initial registration statement on Form N-1A, filed on June 15, 2005, accession number 0000898432-05-000492.

(a)(2)	Amended and Restated Agreement and Declaration of Trust dated June 29, 2005 — previously filed as exhibit (a) to pre-effective amendment no. 1, filed on June 30, 2005, accession number 0000898432-05-000524.

(a)(3)	Second Amended and Restated Agreement and Declaration of Trust dated August 12, 2005 — previously filed as exhibit (a)(3) to pre-effective amendment no. 2, filed on September 2, 2005, accession number 0000898432-05-000776.

(a)(4)	Amendment to Declaration of Trust dated September 2, 2009 — previously filed as exhibit (a)(4) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(b)	By-laws of the Registrant dated June 9, 2005 — previously filed as exhibit (b) to initial registration statement on Form N-1A, filed on June 15, 2005, accession number 0000898432-05-000492.

(b)(1)	Amendment dated June 9, 2009 to the By-laws dated June 9, 2005 — previously filed as exhibit (b)(1) to post-effective amendment no. 19, filed on June 30, 2009, accession number 0000950123-09-018788.

(b)(2)	Amendment dated August 31, 2010 to the By-laws dated June 9, 2005 — previously filed as exhibit (b)(2) to post-effective amendment no. 28, filed on November 5, 2010, accession number 0000950123-10-101104.

(c)	Not applicable.

(d)(1)	Advisory Agreement dated January 1, 2014 between the Registrant and John Hancock Advisers, LLC
— previously filed as exhibit (d)(1) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(2)	Advisory Agreement dated January 1, 2014 between the Registrant and John Hancock Advisers, LLC relating to Core High Yield Fund — previously filed as exhibit (d)(2) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(3)	Amendment dated December 17, 2014, to Advisory Agreement dated January 1, 2014 between the Registrant and John Hancock Advisers, LLC relating to Disciplined Value Fund — previously filed as exhibit (d)(3) to post-effective amendment no. 58, filed on January 26, 2015, accession number 0001133228-15-000305.

(d)(4)	Subadvisory Agreement dated April 17, 2014 between John Hancock Advisers, LLC and Baillie Gifford Overseas Ltd relating to John Hancock Select Growth Fund — previously filed as exhibit (d)(3) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(5)	Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and Epoch Investment Partners, Inc. relating to John Hancock Global Shareholder Yield Fund — previously filed as exhibit (d)(4) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(6)	Subadvisory Agreement dated January 1, 2014 between the John Hancock Advisers, LLC and Fiduciary Management Associates, LLC, relating to John Hancock Small Company Fund — previously filed as exhibit (d)(5) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(7)	Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and Grantham, Mayo, Van Otterloo & Co. LLC relating to John Hancock International Core Fund — previously filed as exhibit (d)(6) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(8)	Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC relating to John Hancock International Value Equity Fund and John Hancock Strategic Growth Fund — previously filed as exhibit (d)(8) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(9)	Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited relating to John Hancock Core High Yield Fund — previously filed as exhibit (d)(9) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(10)	Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and Robeco Investment Management, Inc. relating to John Hancock Disciplined Value Fund and John Hancock Disciplined Value Mid Cap Fund — previously filed as exhibit (d)(10) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(d)(11)	Subadvisory Agreement dated July 15, 2014, between John Hancock Advisers, LLC and Wellington Management Company, LLP relating to John Hancock International Growth Fund — previously filed as exhibit (d)(11) to post-effective amendment no. 58, filed on January 26, 2015, accession number 0001133228-15-000305.

(d)(12)	Amendment dated December 17, 2014, to the Subadvisory Agreement dated January 1, 2014 between John Hancock Advisers, LLC and Robeco Investment Management, Inc. relating to John Hancock Disciplined Value Fund — previously filed as exhibit (d)(12) to post-effective amendment no. 58, filed on January 26, 2015, accession number 0001133228-15-000305.

(e)	Distribution Agreement dated September 2, 2005 between the Registrant and John Hancock Funds, LLC — previously filed as exhibit (e) to pre-effective amendment no. 2, filed on September 2, 2005, accession number 0000898432-05-000776.

(f)	Not Applicable.

(g)	Master Custodian Agreement dated September 10, 2008 between the Registrant and State Street Bank and Trust Company — previously filed as exhibit (g) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(g)(1)	Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. – previously filed as exhibit (g)(1) to post-effective amendment no. 60, filed on March 27, 2015, accession number 0001133228-15-001315.

(h)(1)	Amended and Restated Service Agreement dated June 25, 2014 among the Registrant and John Hancock Advisers, LLC — previously filed as exhibit (h)(1) to post-effective amendment no. 56, filed on August 25, 2014, accession number 0001133228-14-002929.

(h)(2)	Class R1 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(3) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(3)	Class R3 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(5) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(4)	Class R4 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(6) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(5)	Class R5 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(7) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(6)	Class R2 Shares Service Plan dated December 6, 2011— previously filed as exhibit (h)(8) to post-effective amendment no. 44, filed on February 24, 2012, accession number 0000950123-12-003092.

(h)(7)	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 (the “Restated Transfer Agency Agreement”) between John Hancock Mutual Funds advised by the John Hancock Advisers, LLC and John Hancock Signature Services, Inc. — previously filed as exhibit (h)(7) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(h)(8)	Amendment dated October 1, 2013 to the Restated Transfer Agency Agreement — previously filed as exhibit (h)(8) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(h)(9)	Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit (h)(9) to post-effective amendment no. 60, filed on March 27, 2015, accession number 0001133228-15-001315.

(h)(10)	Amendment No.1 dated February 1, 2015 to Services Agreement dated March 3, 2014 between the Trust and Citi Fund Services Ohio, Inc. – previously filed as exhibit (h)(10) to post-effective amendment no. 60, filed on March 27, 2015, accession number 0001133228-15-001315.

(h)(11)	Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice dated December 17, 2014 by and between the Registrant and John Hancock Advisers, LLC —
previously filed as exhibit (h)(9) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(h)(12)	Rule 12b-1 Fee Waiver Letter Agreement dated December 17, 2014 by and between the Registrant and John Hancock Funds, LLC — previously filed as exhibit (h)(10) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(h)(13)	Agreement to Waive Advisory Fees and Reimburse Expenses dated January 2, 2014 between the Registrant and John Hancock Advisers, LLC. — previously filed as exhibit (h)(11) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(h)(14)	Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice dated March 12, 2015 by and between the Registrant and John Hancock Advisers, LLC — to be filed by amendment.

(i)	Legal Opinion — previously filed as exhibit (i) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(j)	Consent of Independent Registered Accounting Firm — FILED HEREWITH.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005 as amended December 13, 2006 relating to Class 1 Shares — previously filed as exhibit (m)(1) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(2)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005, as amended December 13, 2006 relating to Class A Shares — previously filed as exhibit (m)(3) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(3)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005, as amended December 13, 2006 relating to Class B Shares — previously filed as exhibit (m)(4) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(4)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005, as amended December 13, 2006 relating to Class C Shares — previously filed as exhibit (m)(5) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(5)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R1 Shares — previously filed as exhibit (m)(7) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(6)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R3 Shares — previously filed as exhibit (m)(9) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(7)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R4 Shares — previously filed as exhibit (m)(10) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(8)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R5 Shares — previously filed as exhibit (m)(11) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(9)	Plan of Distribution pursuant to Rule 12b-1 dated December 4, 2007 relating to Class ADV Shares — previously filed as exhibit (m)(12) to post-effective amendment no. 8, filed on May 19, 2008, accession number 0000950135-08-003822.

(m)(10)	Plan of Distribution pursuant to Rule 12b-1 dated June 10, 2008 relating to Class T Shares — previously filed as exhibit (m)(13) to post-effective amendment no. 14, filed on December 15, 2008, accession number 0000950135-08-008163.

(m)(11)	Plan of Distribution pursuant to Rule 12b-1 dated December 6, 2011 relating to Class R2 Shares — previously filed as exhibit (h)(8) to post-effective amendment no. 44, filed on February 24, 2012, accession number 0000950123-12-003092.

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 17, 2014 (“18f-3 Plan“) — previously filed as exhibit (n) to post-effective amendment no. 58, filed on January 26, 2015, accession number 0001133228-15-000305.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Distributors, LLC, dated January 1, 2008 revised January 1, 2015 – previously filed as exhibit (p)(1) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(p)(2)	Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC, dated November 1, 2013 — previously filed as exhibit (p)(2) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(p)(3)	Code of Ethics of Epoch Holding Corporation, dated October 2012 — previously filed as exhibit (p)(3) to post-effective amendment no. 51, filed on June 26, 2013, accession number 0001133228-13-002621.

(p)(4)	Code of Ethics dated September 1, 2013 for Declaration Management & Research LLC, John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) LLC — previously filed as exhibit (p)(4) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(p)(5)	Code of Ethics of Fiduciary Management Associates, LLC, revised January 1, 2014— previously filed as exhibit (p)(5) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(p)(6)	Code of Ethics of Robeco Investment Management, Inc. — previously filed as exhibit (p)(8) to post-effective amendment no. 51, filed on June 26, 2013, accession number 0001133228-13-002621.

(p)(7)	Code of Ethics of Baillie Gifford Overseas Ltd dated as of March 31, 2013 — previously filed as exhibit (p)(8) to post-effective amendment no. 53, filed on June 27, 2014, accession number 0001133228-14-002176.

(p)(8)	Code of Ethics for Wellington Management Company, LLP dated January 1, 2015 - previously filed as exhibit (p)(8) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

(q)	Power of Attorney dated March 12, 2015 — previously filed as exhibit (q) to post-effective amendment no. 59, filed on March 13, 2015, accession number 0001133228-15-000912.

Item 29. Persons Controlled by or Under Common Control with the Fund.

John Hancock Advisers, LLC is the Advisor to the Registrant. The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. A corporate organization list is set forth below.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 30. Indemnification.

The Registrant’s Amended and Restated Agreement and Declaration of Trust dated August 12, 2005 and Distribution Agreement filed previously contain provisions limiting the liability, and providing for the indemnification, of the Trustees and officers under certain circumstances.

With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Registrant. With respect to the underwriter, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained furnished in writing by the underwriter to the Registrant for use in the Registration Statement.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering losses incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Advisor.

See “Fund Details” in the Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information for information regarding the business of the Advisor and each of the Subadvisors. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor and each of the Subadvisors, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

Subadvisor	File Number
Baillie Gifford Overseas Ltd	801-21051
Epoch Investment Partners, Inc.	801-63118
Fiduciary Management Associates, LLC	801-61750
Grantham, Mayo, Van Otterloo & Co. LLC	801-15028
John Hancock Asset Management (US)	801-42033
John Hancock Asset Management (North America)	801-61860
Robeco Investment Management, Inc.	801-61786
Wellington Management Company, LLP	801-15908

Item 32. Principal Underwriters.

(a) John Hancock Funds, LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Municipal Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund and John Hancock Funds II.

(b) The following table presents certain information with respect to each director and officer of John Hancock Funds, LLC. The principal business address of each director and officer is 601 Congress Street, Boston, Massachusetts 02210.

NAME	POSTIONS AND OFFICES WITH THE UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT
Andrew G. Arnott	Director, Chairman, President and Chief Executive Officer	President
Leo Zerilli	Director	Senior Vice President, Investments
John J. Danello	Senior Vice President	Senior Vice President, Secretary and Chief Legal Officer
Steven B. Sunnerberg	Secretary and Chief Legal Counsel	Assistant Secretary

NAME	POSTIONS AND OFFICES WITH THE UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT
Jeffrey H. Long	Chief Financial Officer	None
Jeff Duckworth	Senior Vice President	None
Michael Mahoney	Chief Compliance Officer	None
Steven Moore	Senior Vice President and Treasurer	None
Krishna Ramdial	Vice President, Treasury	None
Kelly A. Conway	Assistant Treasurer	None
Tracy K. Lannigan	Assistant Secretary	None

(c) Not Applicable

Item 33. Location of Accounts and Records.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodians State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 and Citibank, N.A., 388 Greenwich St, New York, New York 10013, and its transfer agent, John Hancock Signature Services, Inc., P. O. Box 55913, Boston, Massachusetts 02205-5913, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Advisers, LLC (the “Advisor”), 601 Congress Street, Boston, Massachusetts, 02210. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisors are in the custody and possession of the Advisor and each of the respective Subadvisors to the Funds of the Registrant.

By Baillie Gifford Overseas Ltd, the subadvisor to John Hancock Select Growth Fund, at its offices at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

By Epoch Investment Partners, Inc., the subadvisor to John Hancock Global Shareholder Yield Fund, at its offices at 640 Fifth Avenue, 18th Floor, NY, New York 10019.

By Fiduciary Management Associates, LLC, the subadvisor to John Hancock Small Company Fund, at its offices at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603.

By Grantham, Mayo, Van Otterloo & Co. LLC., the subadvisor to John Hancock International Core Fund, at its offices at 345 Park Avenue, New York, New York 10154.

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC, the subadvisor to John Hancock International Value Equity Fund and John Hancock Strategic Growth Fund, at its offices at 197 Clarendon Street, Boston, Massachusetts 02166.

By John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, the subadvisor to John Hancock Core High Yield Fund at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By Robeco Investment Management, Inc., the subadvisor to John Hancock Disciplined Value Fund and John Hancock Disciplined Value Mid Cap Fund, at its offices at 909 Third Avenue, New York, New York 10022.

By Wellington Management Company, LLP, the subadvisor to John Hancock International Growth Fund, at its offices at 280 Congress Street, Boston, Massachusetts 02109.

Item 34. Management Services.

None.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 12th day of May, 2015.

John Hancock Funds III

By:/s/ Andrew G. Arnott

Name: Andrew G. Arnott

Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President	May 12, 2015
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	May 12, 2015
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	May 12, 2015
Charles L. Bardelis

/s/ James R. Boyle*	Trustee	May 12, 2015
James R. Boyle

/s/ Craig Bromley*	Trustee	May 12, 2015
Craig Bromley

/s/ Peter S. Burgess *	Trustee	May 12, 2015
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	May 12, 2015
William H. Cunningham

/s/ Grace K. Fey *	Trustee	May 12, 2015
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	May 12, 2015
Theron S. Hoffman

/s/ Deborah C. Jackson*	Trustee	May 12, 2015
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	May 12, 2015
Hassell H. McClellan

Signature	Title	Date

/s/ James M. Oates *	Trustee	May 12, 2015
James M. Oates

/s/ Steven R. Pruchansky*	Trustee	May 12, 2015
Steven R. Pruchansky

/s/ Gregory A. Russo *	Trustee	May 12, 2015
Gregory A. Russo

/s/ Warren A. Thomson *	Trustee	May 12, 2015
Warren A. Thomson *By: Power of Attorney
By: /s/ Ariel Ayanna Ariel Ayanna
Attorney-in-Fact
* Pursuant to Power of Attorney Filed with Post-Effective Amendment No. 59 to the Trust’s Registration Statement on March 13, 2015

Exhibit Index

(j)	Consent of Independent Registered Accounting Firm.